SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Under Rule 14a-12

CONCEPTUS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement no.:

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(4)	Date Filed:

CONCEPTUS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 1, 2004

TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Conceptus, Inc., a Delaware corporation (the “Company”), will be held on Tuesday, June 1, 2004 at 10:00 a.m., local time, at Hotel Sofitel, 223 Twin Dolphin Drive, Redwood City, CA 94065, for the following purposes:

1. To elect Class I directors to serve a term of three years or until their successors are elected and qualified.

2. To ratify the appointment of PricewaterhouseCoopers LLP as independent auditors of the Company for the fiscal year ending December 31, 2004.

3. To approve the amendment and restatement of the Amended and Restated 2001 Equity Incentive Plan to reduce the size of the automatic grants of stock options to non-employee directors and to provide for automatic grants of restricted stock to non-employee directors.

4. To approve the amendment of the Amended and Restated 2001 Equity Incentive Plan to increase the number of the shares of Common Stock reserved for issuance thereunder by 500,000 shares.

5. To approve the amendment of the Company’s 1995 Employee Stock Purchase Plan to increase the number of the shares of Common Stock reserved for issuance thereunder by 150,000 shares, effective July 1, 2004.

6. To transact such other business as may properly come before the meeting or any postponement or adjournment(s) thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record at the close of business on Monday, April 19, 2004 are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

     All stockholders are cordially invited to attend the Annual Meeting. It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Your shares will be voted at the Annual Meeting in accordance with your instructions. You can revoke the proxy at any time prior to voting, and the giving of a proxy will not affect your right to vote in the event you attend the Annual Meeting in person.

Very truly yours,

MICHAEL W. HALL
Secretary

San Carlos, California

April 29, 2004

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

THANK YOU FOR ACTING PROMPTLY.

CONCEPTUS, INC.

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

General

      The enclosed Proxy is solicited on behalf of the Board of Directors of Conceptus, Inc. (“Conceptus” or the “Company”), for use at the Annual Meeting of Stockholders to be held on Tuesday, June 1, 2004, at 10:00 a.m., local time, or at any postponement or adjournment(s) thereof (the “Annual Meeting”), for the purposes set forth herein and in an accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at Hotel Sofitel, 223 Twin Dolphin Drive, Redwood City, CA 94065. The address of the Company’s principal executive office is 1021 Howard Avenue, San Carlos, CA 94070 and its telephone number is (650) 628-4700.

      These proxy solicitation materials were mailed to stockholders on or about May 4, 2004.

Revocability of Proxies

      Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use either (i) by delivering to the Company (Attention: Gregory E. Lichtwardt) a written notice of revocation or a duly executed proxy bearing a later date or (ii) by attending the Annual Meeting and voting in person. Attending the Annual Meeting by itself will not revoke a proxy previously given.

Record Date and Share Ownership

      Only stockholders of record at the close of business on Monday, April 19, 2004 are entitled to notice of and to vote at the meeting. At the record date, 25,394,109 shares of the Company’s Common Stock were issued and outstanding.

Voting and Solicitation

      Holders of shares of Common Stock are entitled to one vote per share on all matters to be acted upon at the meeting, including the election of directors. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections (the “Inspector”) with the assistance of the Company’s transfer agent. The Inspector will also determine whether or not a quorum is present. In general, Delaware law provides that a quorum consists of a majority of the shares entitled to vote and present in person or represented by proxy. The Inspector will treat abstentions and broker non-votes as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Directors will be elected by a plurality of the votes cast that are present in person or represented by proxy. All other proposals require the favorable vote of a majority of the votes present and entitled to vote on the particular proposal. Abstentions will have the same effect as votes against such a proposal. Broker non-votes will not be counted as votes for or against such a proposal and will not be included in counting the number of votes necessary for approval of the proposal.

      The shares represented by the proxies received, properly marked, dated, signed and not revoked will be voted at the Annual Meeting. Where such proxies specify a choice with respect to any matter to be acted on, the shares will be voted in accordance with the specifications made. Any proxy which is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted, as the case may be with respect to the item not marked: FOR the election of directors, FOR ratification of the appointment of the designated independent auditors, FOR the amendment and restatement of the Amended and Restated 2001 Equity Incentive Plan to amend the formula grants to members of the Board of Directors, FOR the amendment of the Amended and Restated 2001 Equity Incentive Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 500,000 shares; FOR the amendment of the 1995 Employee Stock Purchase Plan and as the proxy holders deem advisable on other matters that may come before the meeting. The Company believes that the tabulation procedures to be followed by the Inspector are consistent with the general statutory requirements in Delaware concerning voting of shares and determination of a quorum.

      The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

Deadline for Receipt of Stockholder Proposals for 2005 Annual Meeting

      Proposals of stockholders that are intended to be presented by such stockholder at the Company’s 2005 Annual Meeting must be received by the Company no later than December 31, 2004 in order that such proposals may be included in the proxy statement and form of proxy relating to that meeting.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

      The Board of Directors is currently comprised of eight directors, divided into three classes. Each class of directors consists of two to three directors, and each class of directors serves for a staggered three year term or until a successor is elected and qualified. The Class I directors are Mr. Mark M. Sieczkarek and Mr. Thomas Bonadio, whose current terms will end at the Annual Meeting of Stockholders in 2004. The Class II directors are Dr. Marie-Helene Plais-Cotrel, Mr. Michael Baker, and Mr. Peter L. Wilson, whose current terms will end at the Annual Meeting of Stockholders in 2005. The Class III directors are Ms. Kathryn A. Tunstall, Mr. Robert Toni and Dr. Florence Comité, whose current terms will end at the Annual Meeting of Stockholders in 2006.

      Mr. Randall has resigned from his position as a member of the Company’s Board of Directors effective September 2003. The company extends its great appreciation for the many contributions Mr. Randall had made during his term, first as an officer and director, and later as a director of the Company, going back to the inception of the Company in 1992.

      Mr. Fitch has also resigned from his position as a member of the Company’s Board of Directors effective April 2004. Mr. Fitch has served as a director of the Company since December 1994. The company extends its great appreciation to the many contributions Mr. Fitch has made during his term, first as an officer, and later as a director of the Company.

      All current members of Class I are standing for re-election in 2004. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company’s nominees named below, each of whom is currently a director of the Company.

      In the event that any such nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote in their discretion for a substitute nominee. It is expected that all nominees will be able and willing to serve as directors.

      There are no family relationships among our directors or executive officers. The names of directors and their ages, as of April 1, 2004, and certain other information about them are set forth below:

				Director
Name	Age	Position with Conceptus	Class	Since

Kathryn A. Tunstall	54	Chairman of the Board of Directors	III	1993
Mark M. Sieczkarek	49	President, Chief Executive Officer and Director	I	2003
Michael A Baker(1)(2)	45	Director	II	2003
Thomas F. Bonadio(1)(3)	54	Director	I	2003
Florence Comité, M.D.	52	Director	III	1997
Marie-Helene Plais-Cotrel(2)	54	Director	II	2001
Robert V. Toni(1)(3)	63	Director	III	2003
Peter L. Wilson(2)(3)	59	Lead Independent Director	II	2001

(1)	Member of Audit Committee.

(2)	Member of Compensation Committee.

(3)	Member of Nominating Committee.

NOMINEES FOR ELECTION AS DIRECTORS THROUGH 2006

Class I Directors (terms expire in 2004):

      Mr. Sieczkarek was appointed as our President and Chief Executive Officer and to the Board of Directors in April 2003. Mr. Sieczkarek served as President, Americas, of Bausch and Lomb, Inc. from July 2001 to January 2003, as Corporate Vice President and President — Europe, Middle East and Africa Region from 1999 to 2001 and held positions of increasing responsibility at various divisions of Bausch and Lomb from 1995 to 1999. Prior to joining Bausch and Lomb, Mr. Sieczkarek was Vice President and Chief Financial Officer of KOS Pharmaceuticals from 1993 to 1995. From 1980 to 1993, Mr. Sieczkarek held executive level positions in Finance and Commercial Operations with several Bristol Myers-Squibb subsidiaries and Sanofi Diagnostics Pasteur. Mr. Sieczkarek currently serves on the national board of directors of Prevent Blindness America. Mr. Sieczkarek holds a B.S. in Accounting from the State University of New York at Buffalo and a MBA degree in Finance from Canisius College.

      Mr. Bonadio was appointed to our Board of Directors in September 2003. Mr. Bonadio is co-founder and managing partner of The Bonadio Group, an independent provider of accounting, business advisory and financial services in the upstate New York area. He co-founded this business in 1978, following seven years with Arthur Andersen & Co. Mr. Bonadio is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants. He holds a B.B.A. from St. John Fisher College, and serves as chairman of the college’s Board of Trustees.

DIRECTORS WHOSE TERMS DO NOT EXPIRE THIS YEAR

Class II Directors (terms expire in 2005):

      Mr. Baker was appointed to our Board of Directors in September 2003. Since 1997, Mr. Baker has been the President and Chief Executive Officer of ArthroCare Corp, a manufacturer and marketer of soft tissue oblation devices. From 1989 to 1997, he held several positions in planning, corporate development and senior management at Medtronic, Inc., a medical technology company specializing in implantable and invasive therapies. Mr. Baker serves on the board of directors at ArthroCare. Mr. Baker holds a B.S. from the United States Military Academy at West Point and an MBA from the University of Chicago.

      Dr. Plais-Cotrel was appointed to our Board of Directors in August 2001. Dr. Plais-Cotrel is currently serving on the Administration and Scientific Boards of the Cotrel Spinal Research Foundation — Institut de France. From 1997 to 1999, she was Executive Vice President for New Business and Development for Sofamor Danek Group, until the company was sold to Medtronic. She was President of Sofamor SNC and Sofamor-Danek (SD) Europe, a spinal and cranial orthopedic device company, from 1993 to 1996. Dr. Plais-Cotrel joined Sofamor SA and subsequently Sofamor Danek Group as Medical Director in 1987. She received her medical degree from the University Descartes — Paris, and completed a residency in pediatrics and orthopedics. Post-residency, for eight years, she was a consultant in genetic diseases at the University of Rennes, Dinan Hospital, with a focus on ultrasound diagnostics during pregnancy. She received a Masters in Biology, specializing in genetics and embryology, from the Medical University of Paris.

      Mr. Wilson was appointed to our Board of Directors in December, 2001 and was appointed as the lead independent director in November, 2002. Mr. Wilson is currently an advisory board member of A.M. Pappas & Associates, which manages public and private investments in the life sciences industry. Mr. Wilson also serves on the Board of Directors of ArthroCare Corp., and of Microban International, a manufacturer of antimicrobial compounds for use in plastics and synthetic fibers. Mr. Wilson served as President and Chief Executive Officer of Patient Education Systems from 1995 to 1998. Between 1992 and 1994, Mr. Wilson was an independent consultant of business development and marketing in the healthcare industry. From 1972 to 1992, Mr. Wilson worked for Procter & Gamble/ Richardson Vicks, where he held various positions as President of Richardson Vicks, Vice President/ General Manager of Procter & Gamble

Vicks Healthcare, President/ General Manager of the Vidal Sassoon Division and President/ General Manager of the Personal Care Division. Mr. Wilson holds an M.B.A. in Marketing from Columbia University and a B.A. of Geology from Princeton University.

Class III Directors (terms expire in 2006):

      Ms. Tunstall, Chairman of the Board of Directors since January 2000, has served as our director since July 1993 and served as our President and Chief Executive Officer from July 1993 to December 31, 1999. Prior to joining Conceptus, Ms. Tunstall spent seven years as an executive officer of the Edwards Less Invasive Surgery Division of Baxter International, a division engaged in the research and development, manufacturing and marketing of cardiovascular catheters, serving as President from June 1990 to June 1993 and serving as Vice President and Director of Worldwide Sales and Marketing from November 1986 to June 1990. From 1980 to 1986, Ms. Tunstall held various positions in manufacturing and marketing, including that of Vice President of Marketing of McGaw Laboratories, a pharmaceutical and medical device company. Ms. Tunstall also serves as a director and a compensation committee member of two medical device companies, Vivant Medical, Inc. and Solarant Medical, Inc. and is on the board of directors of Caliper Life Scences, Inc. a public biotechnology company. Ms. Tunstall is also a founder and chairman of the Board of Directors of Fair Advantage, Inc., an educational services company. Ms. Tunstall holds a B.A. in Economics from the University of California and has also completed graduate level studies in Business and Healthcare Administration.

      Dr. Comité was elected to our Board of Directors in September 1997 and also serves as a consultant for us pursuant to a consulting agreement. The consulting agreement was terminated in 2003. Dr. Comité is currently an Associate Clinical Professor at Yale University School of Medicine. From 1988 to 1998, Dr. Comité founded and directed Women’s Health at Yale University School of Medicine as an Associate Professor in Endocrinology, Departments of Internal Medicine and Pediatrics and in Reproductive Endocrinology, Department of Obstetrics and Gynecology. From 1994 to 1997, Dr. Comité served as Deputy Medical Director of Time Life Medical/ Patient Education Media, Inc. In 1994 and 1995, Dr. Comité also served as Senior Clinical and Research Advisor to the National Institutes of Health Offices of Alternative Medicine and Research in Women’s Health. In 2003, Dr. Comité was appointed to serve on the Institute of Medicine (National Academies of Science) Committee on the Use of Complementary and Alternative Medicine by the American Public. Over the past decade, Dr. Comité has worked with numerous corporations in Women’s Health as an independent consultant (in women’s health, business development, marketing strategies and PR), management (Chief Medical Officer and Medical Director), founder, and director. Dr. Comité received her M.D. from Yale University School of Medicine.

      Mr. Toni was appointed to our Board of Directors in October 2003. Mr. Toni retired in October 2002 from Closure Medical Corporation, where he held the position of President and Chief Executive Officer and served on the Executive Committee for eight years. Mr. Toni is currently an advisor to Closure Medical. Previous to Closure Medical, Mr. Toni was General Manager of Iolab Corporation for five years and held a number of senior positions with Coopervision Cilco for 7 years with his last position being President. Mr. Toni’s earlier career was primarily in financial management for several large companies, including AMF and General Motors where he held the positions of Controller and Accounting Manager, respectively. He holds a B.B.A. from Iona College.

Board Meetings and Committees

      The Board of Directors held a total of six in person and five telephonic meetings during the fiscal year ended December 31, 2003. Although the Company does not have a formal policy regarding attendance by members of the Board at its Annual Meeting, the Company encourages directors to attend and historically many of them have done so. Two directors attended the annual stockholder meeting in June 2003.

      The Board of Directors has determined that all of the members of the Board of Directors, other than Mr. Sieczkarek and Ms. Tunstall, are “independent” as that term is defined in the Nasdaq Marketplace Rules. In addition, the Board of Directors has determined that each member of the Audit Committee also satisfies the independence requirements of Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board has adopted a charter for each of the three standing committees.

      The Board of Directors has an Audit Committee, Nominating Committee and a Compensation Committee, of which there is a Stock Option Subcommittee.

     Audit Committee

      The Audit Committee of the Board of Directors currently consists of Mr. Bonadio, Mr. Baker and Mr. Toni. Mr. Bonadio serves as the Chairman of the Audit Committee. During the last fiscal year, the Audit Committee held five meetings with the auditors. The primary responsibility of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

      The Board of Directors has determined that all members of the Audit Committee are “independent” as that term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards. The Board of Directors has further determined that Mr. Bonadio is an “audit committee financial expert” as defined by Item 401(h) of Regulation S-K of the Securities Act of 1933, as amended (the “Securities Act”).

     Compensation Committee

      The Compensation Committee consists of Mr. Wilson, Dr. Plais-Cotrel and Mr. Baker, Mr. Wilson serves as the Chairman of the Compensation Committee. The Stock Option Subcommittee includes Mr. Sieczkarek. During the last fiscal year, the Compensation Committee held five meetings. The Compensation Committee, or a subcommittee thereof, where necessary, administers the Company’s incentive compensation and benefit plans (including stock plans) and, in conjunction with the Board of Directors, establishes salaries, incentives and other forms of compensation for directors, officers and other employees. The Stock Option Subcommittee makes recommendations and approves option grants to certain employees and consultants pursuant to the Company’s stock plans. The Board of Directors has determined that all of the members of the Compensation Committee are “independent” as defined in the Nasdaq Marketplace Rules.

     Nominating and Corporate Governance Committee

      The Nominating and Corporate Governance Committee is composed of three non-employee directors, Mr. Wilson, Mr. Bonadio, and Mr. Toni. Mr. Wilson serves as Chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee establishes qualification standards for membership on the Board of Directors, identifies qualified individuals for membership on the Board of Directors and considers and recommends director nominees for approval by the Board of Directors and the stockholders. The Nominating and Corporate Governance Committee considers suggestions from many sources, including stockholders, regarding possible candidates for director.

      During the last fiscal year, the Nominating and Corporate Governance Committee held three meetings. The Board has determined that all of the members of the Nominating and Corporate Governance Committee are “independent” as defined in the Nasdaq Marketplace Rules. Historically the Company has not had a formal policy concerning stockholder recommendations to the Nominating and Corporate Governance Committee. To date, the Company has not received any recommendations from stockholders requesting that the Nominating Committee consider a candidate for inclusion among the Nominating and Corporate Governance Committee’s slate of nominees in the Company’s proxy statement. The absence of such a policy does not mean, however, that a recommendation would not have been considered had one been received. The Nominating and Corporate Governance Committee plans to consider this matter fully during the upcoming year with a view to adopting and publishing a policy on stockholder recommendations for director nominees prior to the 2005 Annual Meeting of Stockholders.

      In evaluating director nominees, the Nominating and Corporate Governance Committee considers the following factors:

•	the appropriate size of the Board of Directors;

•	the needs of the Company with respect to the particular talents and experience of its directors;

•	the skills, experience and reputation of the potential nominee in relation to the capabilities already present on the Board of Directors;

•	the judgment and perspective developed through business experiences and/or educational endeavors;

•	the candidate’s ability to work with other members of the Board of Directors and management to further our goals and increase stockholder value; and

•	the ability to devote a sufficient amount of time to carry out the duties and responsibilities as a director.

      The objective of the Nominating and Corporate Governance Committee is to structure a Board of Directors that brings to the Company a variety of skills and perspectives developed through high-quality business and professional experience. Other than the foregoing, there are no stated minimum criteria for director nominees. The Nominating and Corporate Governance Committee may, however, consider such other factors as it deems are in the best interests of the Company and the stockholders.

      The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining new perspectives. If any member of the Board of Directors does not wish to continue in service, or if the Nominating and Corporate Governance Committee decides not to nominate a member for re-election, unless the Board of Directors determines not to fill a vacancy the Nominating and Corporate Governance Committee will identify the desired skills and experience of a new nominee as outlined above. To date, the Company has not engaged a third party to identify or evaluate or assist in identifying potential nominees, although the Company reserves the right to do so in the future if necessary.

      Stockholders may send any recommendations for director nominees or other communications to the Board of Directors or any individual director c/o Peter Wilson. All communications received are reported to the Board of Directors or the individual directors.

Code of Ethics

      The Board of Directors has also adopted a formal code of ethics that applies to all of the Company’s employees, officers and directors. You can access the latest copy of the Code of Ethics, as well as the charters of the Audit and Nominating Committees of the Board of Directors in the About Conceptus section of our website at http://www.conceptus.com.

      During fiscal 2003, none of the incumbent directors attended fewer than 75% of the aggregate number of meetings of the Board of Directors (held while such director was a member) and of the committees upon which such director served (during the periods such director served).

Director Compensation

      Before November 1, 2003, the Company paid each non-employee member of the Board of Directors a $2,500 quarterly retainer for their board service; $6,250 additional quarterly retainer for the Lead Director and Audit Committee Chair, $2,500 per board member for in person attendance at each meeting; $750 for telephonic attendance; $500 per committee meeting and $1,000 per committee meeting for each Committee Chair. The Company also reimbursed each outside director for out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors or a committee thereof. On

October 21, 2003, the Board approved a decrease in board service fees. For meetings on and after November 1, 2003, the Company paid each non-employee director a quarterly retainer of $2,500 for their board service; $3,750 additional quarterly retainer for the Lead Director and Audit Committee Chair; $2,500 per Board member for in person attendance at each meeting; $750 for telephonic attendance; and $500 per committee meeting for all committee members, including Committee Chair.

     Deferred Fee Plan

      The Company has established a deferred fee plan pursuant to which its non-employee directors may elect to defer receipt of all or part of the compensation payable to them for serving on the Board of Directors or committees of the Board of Directors. The amount a participant elects to defer will be used to purchase phantom units of the Company’s Common Stock (including fractional shares) using the fair market value of the Common Stock on the date the compensation would otherwise have been paid. The phantom Common Stock units would be appropriately adjusted for stock splits, dividends, reorganizations and similar events. The deferred compensation is not distributable until the termination of such participant’s service as a director. Upon distribution, the phantom Common Stock units would be payable to a participant in an equal number of whole shares of Common Stock issued by the Company or in cash, or a combination of Common Stock and cash, in one lump sum or, if the participant chooses, in ten substantially equal annual installments. The participant may change the distribution election no later than twelve months prior to the first date deferred compensation is to be paid.

     Automatic Option and Restricted Stock Grants

      Currently, our non-employee directors are automatically granted options to purchase shares of Common Stock pursuant to the terms of our Second Amended and Restated 2001 Equity Incentive Plan. Under such plan, each person who becomes a non-employee director will be granted an option to purchase 40,000 shares of Common Stock on the date on which he or she first becomes a non-employee director (the “First Option”). In addition, each non-employee director who was serving on the Board of Directors prior to the 2003 annual meeting of stockholders received a one-time “catch-up” stock option grant for 40,000 shares, less the number of shares subject to the initial stock option grant made to such non-employee director pursuant to the automatic grant provisions in place at the time such director first became a director. On the date of each annual meeting of our stockholders, each non-employee director shall be automatically granted an additional option to purchase 10,000 shares of the Company’s Common Stock (a “Subsequent Option”) if, on such date, he or she shall have served on the Board of Directors for at least six months.

      Subject to stockholder approval of the amendment and restatement of the Second Amended and Restated 2001 Equity Incentive Plan, (i) each person who becomes a non-employee director will be granted on the date on which he or she first becomes a non-employee director (A) an Initial Option to purchase 20,000 shares of Common Stock on the date of such initial election and (B) 6,670 shares of restricted stock (“Initial Restricted Stock Grant”), and (ii) each person who is a non-employee director automatically shall be granted (A) a Subsequent Option to purchase 5,000 shares of Common Stock and (B) 1,670 shares of restricted stock (“Subsequent Restricted Stock Grant”), each on the date of each annual meeting of stockholders immediately following which such director is serving on the Board of Directors, provided that, on such date, he or she shall have served on the Board of Directors for at least six (6) months prior to the date of such annual meeting.

      The First Option shall become exercisable in installments as to  1/36 of the total number of shares subject to the First Option on each monthly anniversary of the date of grant of the First Option. Each Subsequent Option shall become exercisable in installments as to  1/12 of the total number of shares subject to the Subsequent Option on each monthly anniversary of the date of grant of the Subsequent Option. Options automatically granted to non-employee directors have an exercise price equal to the fair market value of Common Stock on the date of grant, and a term of ten years. The Initial Restricted Stock Grant and Subsequent Restricted Stock Grant shall become vested in equal installments as to  1/3 of the total number of shares subject to such grants on each annual anniversary of the date of grant. The options and shares of restricted stock granted to non-employee directors are subject to accelerated vesting upon a change of control. See “Proposal No. 3 — Changes in Capitalization, Merger or Asset Sale.”

      Mr. Sieczkarek and Ms. Kathryn Tunstall were not separately compensated for their services as directors.

      Dr. Comité provided consulting services to the Company pursuant to a consulting agreement, dated September 10, 1997. We paid Dr. Comité $2,500 per month in consulting fees for services rendered during the year ended December 31, 2003. The consulting agreement was terminated in 2003.

Required Vote

      If a quorum is present and voting, the nominees receiving the highest number of votes, up to the number of directors to be elected, will be elected as directors. Directors will be elected by a plurality of the votes cast that are present in person or represented by proxy. Abstentions, withheld votes, and broker non-votes will not affect the election of directors.

Recommendation of the Board of Directors

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES LISTED ABOVE FOR THE BOARD OF DIRECTORS OF THE COMPANY.

PROPOSAL NO. 2

APPROVAL OF INDEPENDENT AUDITORS

      Upon the recommendation of the Audit Committee and subject to stockholder ratification, the Board of Directors has retained PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending December 31, 2004. In recommending to the Board of Directors that PricewaterhouseCoopers LLP be retained as the Company’s independent auditors, the Audit Committee considered whether the provision of non-audit services by PricewaterhouseCoopers LLP was compatible with maintaining PricewaterhouseCoopers’ independence and concluded that it was.

      Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will have the opportunity to respond to appropriate questions and to make a statement if they desire. In the event the stockholders do not ratify such appointment, the Board of Directors will reconsider its selection.

Required Vote

      The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors requires the affirmative vote of the holders of a majority of the shares of the Company’s Common Stock present at the Annual Meeting in person or by proxy and entitled to vote.

Recommendation of the Board of Directors

      THE AUDIT COMMITTEE AND THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.

PROPOSAL NO. 3

APPROVAL OF THE THIRD AMENDED AND RESTATED
2001 EQUITY INCENTIVE PLAN TO AMEND FORMULA GRANTS TO
MEMBERS OF THE BOARD OF DIRECTORS

      The Board of Directors has approved and adopted, subject to stockholder approval, the Third Amended and Restated 2001 Equity Incentive Plan in substantially the form attached to this proxy statement as Appendix A (the “Third Restated 2001 Plan”).

      Subject to the stockholders’ approval, the Third Restated 2001 Plan would amend and restate the Second Amended and Restated 2001 Equity Incentive Plan, as amended, to reduce the size of the automatic grants of stock options to non-employee directors and to provide for automatic grants of restricted stock to non-employee directors.

      The Company’s Board of Directors approved the proposed Third Restated 2001 Plan in April 2004, to be effective upon stockholder approval. Unless otherwise indicated, the Second Amended and Restated Equity Incentive 2001 Plan and the Third Restated 2001 Plan are collectively referred to below as the “2001 Plan.”

General

      The 2001 Plan provides for the grant of options and stock purchase rights to employees, directors and consultants of the Company. The 2001 Plan was originally adopted by the Board of Directors on March 21, 2001 with a total of 1,000,000 shares of Common Stock reserved for issuance thereunder, and was approved by the stockholders in May 2001. In March 2002, the Board of Directors approved an amendment and restatement of the 2001 Plan to increase the shares of Common Stock reserved for issuance thereunder by an additional 1,000,000 shares, bringing the aggregate number reserved for issuance to 2,000,000 shares of Common Stock, and to provide for automatic grants of non-qualified stock options to non-employee directors as had been provided under the 1995 Director’s Stock Option Plan. The stockholders approved this amendment and restatement in May 2002. In April 2003, the Board of Directors approved the Second Amended and Restated 2001 Equity Incentive Plan to increase the size of the formula grants to non-employee directors and to prohibit repricing under the 2001 Plan. The stockholders approved this amendment and restatement in June 2003. In April 2004, the Board of Directors approved the proposed amendment and restatement of the 2001 Plan to reduce the size of the automatic grants of stock options to non-employee directors and to provide for automatic grants of restricted stock to non-employee directors.

      As of April 7, 2004, options for 1,799,345 shares were outstanding under the 2001 Plan, and 124,725 remained available for future grants. The fair market value of shares subject to such outstanding options on April 7th, 2004 was $23,049,610, based upon the estimated fair market value of the Common Stock as reported on the Nasdaq National Market on such date. Pursuant to the 2001 Plan the Company has granted options to purchase the following amount of shares of Common Stock to the following persons: Mark Sieczkarek, President and Chief Executive Officer: 82,050; Gregory Lichtwardt, Executive Vice President, Treasurer and Chief Financial Officer: 43,627; William Dippel, Vice President of Operations: 216,000; Stan Van Gent, Vice President of Business Development: 50,000; Betsy Swann, Senior Director of Intellectual Property: 12,000; Ed Sinclair, Vice President of Clinical and Regulatory: 70,326; all current executive officers as a group: 462,003; Kathryn A. Tunstall, Chairman of the Board of Directors: 53,000; all current non-employee directors as a group: 240,000; Tom Bonadio, nominee for director: 40,000; and all other employees of the Company as a group: 556,525.

      Options granted under the 2001 Plan may be either “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or non-qualified stock options at the discretion of the Board of Directors and as reflected in the terms of the written option agreement. Only employees of the Company or employees of a subsidiary of the Company may be granted “incentive stock options.” The Board of Directors, at its discretion, may also grant rights to purchase

Common Stock directly, rather than pursuant to stock options, subject to certain restrictions discussed below. No stock purchase rights were granted under the 2001 Plan during the fiscal year ended December 31, 2003.

      The 2001 Plan is not a qualified deferred compensation plan under Section 401(a) of the Code, and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Purpose

      The purposes of the 2001 Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to the Company’s employees, directors and consultants and to promote the success of the Company’s business.

Administration

      The 2001 Plan may be administered by the Board of Directors or by a committee of the Board of Directors. The 2001 Plan is currently being administered by the Board of Directors, the Compensation Committee of the Board of Directors and the Stock Option Subcommittee. The Compensation Committee, comprised of Mr. Wilson, Dr. Plais-Cotrel and Mr. Baker, has been constituted to satisfy the applicable requirements of Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and Section 162(m) of the Code and has the exclusive authority to grant stock options and purchase rights and otherwise administer the 2001 Plan with respect to the Company’s officers and directors. Members of the Board of Directors receive no additional compensation for their services in connection with the administration of the 2001 Plan. All directors currently hold office until the annual meeting of stockholders of the Company following their election, or until their successors are duly elected and qualified.

Eligibility

      The 2001 Plan provides that either incentive stock options or non-qualified stock options may be granted to the Company’s employees (including officers and directors who are employees) or any of the Company’s subsidiaries. In addition, the 2001 Plan provides that non-qualified stock options may be granted to the Company’s directors and consultants or any of the Company’s subsidiaries. The Board of Directors or the Compensation Committee, or the Stock Option Subcommittee, selects the optionees and determines the number of shares to be subject to each award. In making such determination, a number of factors are taken into account, including the duties and responsibilities of the optionee, the value of the optionee’s services to the Company, the optionee’s present and potential contribution to the Company’s success, and other relevant factors. The 2001 Plan provides that certain non-qualified stock options automatically will be granted to the Company’s non-employee directors, as described below. In addition, if the Third Restated 2001 Plan is approved by the stockholders then non-employee directors will also be eligible to receive automatic grants of shares of restricted stock.

      The 2001 Plan provides that the maximum number of shares of Common Stock that may be granted under options or purchase rights to any one person during any fiscal year shall be 800,000, subject to adjustment as provided in the 2001 Plan. There is also a $100,000 limit under the Code on the aggregate market value of shares subject to all incentive stock options that may be granted to an optionee during any calendar year.

Terms of Options

      Each option is evidenced by a stock option agreement between the Company and the optionee. Under the 2001 Plan, each option is subject to the following additional terms and conditions:

      Exercise of the Option. The Board of Directors or its committee determines when options may be exercised. An option is exercised by giving written notice of exercise to the Company specifying the number of full shares of Common Stock to be purchased and by tendering payment of the purchase price.

The purchase price of the shares purchased upon exercise of an option shall be paid in such form of consideration as is determined by the Board of Directors or its committee and may vary for each option.

      Exercise Price. The exercise price under the 2001 Plan is determined by the Board of Directors or its committee and may not be less than 100% of the fair market value of the Common Stock on the date the option is granted in the case of incentive stock options. The fair market value per share is equal to the closing price on The Nasdaq National Market on the last trading day prior to the date of grant. In the case of an incentive stock option granted to an optionee who owns more than 10% of all classes of the Company’s stock or any of the Company’s subsidiaries, the exercise price must not be less than 110% of the fair market value on the date of grant.

      Termination of Employment. If the optionee’s employment or consulting relationship terminates for any reason other than disability or death, options under the 2001 Plan may be exercised for the period of time specified in the option agreement, which shall generally be three months after such termination, and may be exercised only to the extent the option was exercisable on the date of termination. In no event may the option be exercised after the expiration of its term.

      Disability. If an optionee is unable to continue his or her employment or consulting relationship with the Company as a result of his or her disability, options may be exercised for the period of time specified in the option agreement, which shall generally be twelve months after termination and may be exercised only to the extent the option was exercisable on the date of termination, but in no event may the option be exercised after the expiration of its term.

      Death. Under the 2001 Plan, if an optionee should die while employed or retained by the Company, options may be exercised for the period of time specified in the option agreement, which shall generally be twelve months after the date of death to the extent the options are exercisable on the date of death.

      Term of Options. The 2001 Plan provides that options granted under the 2001 Plan have the term provided in the option agreement. In general, these agreements currently provide for a term of ten years. Incentive stock options granted to an optionee who, immediately before the grant of such option, owned more than 10% of the total combined voting power of all classes of the Company’s stock or any of the Company’s subsidiaries, may not in any case have a term of more than five years. No option may be exercised by any person after its expiration.

      Other Provisions. The option agreement may contain such other terms, provisions and conditions not inconsistent with the 2001 Plan as may be determined by the Board of Directors or its committee.

No Repricing of Awards

      The 2001 Plan does not permit the Board of Directors, without stockholder approval, to amend the terms of any outstanding award under the 2001 Plan to reduce its exercise price or cancel and replace any outstanding award with grants having a lower exercise price.

Automatic Grants to Non-Employee Directors

      Grants of Awards. Subject to stockholder approval of the Third Restated 2001 Plan, (i) each person who becomes a non-employee director will be granted on the date on which he or she first becomes a non-employee director (A) a non-qualified option to purchase 20,000 shares of Common Stock on the date of such initial election (“Initial Option”) and (B) 6,670 shares of restricted stock (“Initial Restricted Stock Grant”), and (ii) each person who is a non-employee director automatically shall be granted (A) a non-qualified option to purchase 5,000 shares of Common Stock (“Subsequent Option”) and (B) 1,670 shares of restricted stock (“Subsequent Restricted Stock Grant”), each on the date of each annual meeting of stockholders immediately following which such director is serving on the Board of Directors, provided that, on such date, he or she shall have served on the Board of Directors for at least six (6) months prior to the date of such annual meeting. The 2001 Plan does not currently provide for the automatic Initial Restricted Stock Grants or Subsequent Restricted Stock Grants, and provides that the Initial Option would be for

40,000 shares of Common Stock and each Subsequent Option would be for 10,000 shares of Common Stock.

      Vesting of Director Options. The 2001 Plan provides that (i) 25% of the shares subject to each Initial Option shall become exercisable on the one year anniversary of the date of grant of the Initial Option and the remaining shares shall become exercisable in installments as to  1/48 of the total number of shares subject to the Initial Option on each monthly anniversary of the date of grant of the Initial Option thereafter and (ii) each Subsequent Option shall become exercisable in installments as to  1/12 of the total number of shares subject to the Subsequent Option on each monthly anniversary of the date of grant of the Subsequent Option. Options granted to non-employee directors under the 2001 Plan have a term of ten years and an exercise price equal to the fair market value of Common Stock on the date of grant. The options granted to non-employee directors are subject to accelerated vesting upon a change of control. See “Changes in Capitalization, Merger or Asset Sale” below.

      Vesting of Director Restricted Stock. Subject to stockholder approval of the Third Restated 2001 Plan, the 2001 Plan will provide that the Initial Restricted Stock Grant and Subsequent Restricted Stock Grant shall be pursuant to the terms of a restricted stock agreement, which shall grant the Company the right to repurchase shares issued pursuant to the Initial Restricted Stock Grant and Subsequent Restricted Stock Grant upon the termination of the director’s status as a director for any reason (including death or disability). Subject to stockholder approval of the Third Restated 2001 Plan, the repurchase option shall lapse as follows: (i) each Initial Restricted Stock Grant will become vested in equal installments as to  1/3 of the total number of shares subject to the Initial Restricted Stock Grant on each annual anniversary of the date of grant and (ii) each Subsequent Restricted Stock Grant will become vested in equal installments as to  1/3 of the total number of shares subject to the Subsequent Restricted Stock Grant on each annual anniversary of the date of grant. The shares of restricted stock granted to non-employee directors are subject to accelerated vesting upon a change of control. See “Changes in Capitalization, Merger or Asset Sale” below.

      Other Terms of Awards. Under the 2001 Plan, options granted to non-employee directors are exercisable, and unvested shares of restricted stock are subject to repurchase by the Company, after the termination of a director’s status as a director for the period of time specified in the option agreement, which is (i) ninety days after the date of termination of status for any reason other than death or disability, (ii) twelve months after the date of death if such non-employee director served as a member of the Board of Directors at the time of his or her death, (iii) six months after the date of death if such non-employee director served as a member of the Board of Directors within the three months prior to his or her death and (iv) six months after the date of total and permanent disability if such non-employee director served as a member of the Board of Directors at the time of his or her total and permanent disability. In no event may an option be exercised after expiration of its term.

Restricted Stock Purchase Rights

      The 2001 Plan permits the granting of rights to purchase Common Stock either alone, in addition to, or in tandem with other awards made by the Company. Upon the granting of a stock purchase right under the 2001 Plan, the offeree is advised in writing of the terms, conditions and restrictions related to the offer, including the number of shares of Common Stock that such person is entitled to purchase, the price to be paid, if any, and the time in which such person must accept such offer. The purchase price for stock purchased may be at various prices as determined by the Board of Directors or its committee.

      Unless the Board of Directors or its committee determines otherwise, the underlying stock purchase agreement for stock purchased pursuant to a stock purchase right granted under the 2001 Plan will grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s employment with the Company for any reason (including death or disability).

Options and Stock Purchase Rights not Transferable

      An option or stock purchase right granted under the 2001 Plan is nontransferable other than by will or the laws of descent and distribution, and is exercisable only by the optionee or right holder during his or her lifetime or, in the event of the optionee’s or right holder’s death, by a person who acquires the right to exercise the option or stock purchase right by bequest or inheritance or by reason of the death.

Changes in Capitalization, Merger or Asset Sale

      In the event that the outstanding shares of Common Stock are changed into or exchanged for a different number or kind of shares of capital stock or other securities by reason of merger, reorganization, consolidation, recapitalization, reclassification, stock split, reverse stock split, stock dividend, combination of shares, or otherwise, the number and kind of shares covered by the 2001 Plan and by each outstanding option or stock purchase right or share of restricted stock, the exercise price per share of options, and other limitations on shares applicable under the 2001 Plan shall be proportionately adjusted.

      In the event of certain stated events in the 2001 Plan which may affect the Company, including a merger, consolidation, liquidation, dissolution or sale of all or substantially all of the Company’s assets, the Board of Directors or its committee in its sole discretion may take certain actions with respect to options, stock purchase rights and shares of restricted stock issued under the 2001 Plan, including acceleration of the exercisability of any options or the vesting in any restrictions on restricted stock, the purchase of outstanding awards, and other similar adjustments to facilitate any such transactions. The Board of Directors or its committee may also provide that all options or stock purchase rights shall cease to be outstanding following such events.

      Notwithstanding the preceding paragraph, in the event of (i) a consolidation or merger of the Company with another entity in which the Company’s stockholders before the transaction own less than 50% of the voting power immediately after the transaction (other than such a transaction effected to change the domicile of the Company) or (ii) a sale of all or substantially all of the Company’s assets, outstanding options, stock purchase rights or shares of restricted stock may be assumed or substituted for by the acquiring company or one of its affiliates. In the absence of any such assumption or substitution, outstanding options held by persons whose employment, consultancy or directorship with the Company has not terminated as of the closing of the transaction shall be accelerated and become fully vested and exercisable, and any restrictions on shares of restricted stock held by such persons shall lapse at least 10 days before the closing of the transaction. Notwithstanding the assumption or substitution of options as discussed above, any options or shares of restricted stock granted to non-employee directors in their capacity as non-employee directors shall not be assumed or substituted for and shall be accelerated and made fully vested and/or exercisable, as applicable, at least 10 days before the closing of the transaction. Options and stock purchase rights held by other persons that are not assumed or substituted for and accelerated options and stock purchase rights not exercised before the closing of such a transaction will terminate automatically at the closing of the transaction.

Federal Income Tax Aspects of the 2001 Plan

      The following is a brief summary of the United States Federal income tax consequences of transactions under the 2001 Plan based on federal securities and income tax laws in effect as of this date. This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant’s death or provisions of the income tax laws of any municipality, state or other country in which an optionee may reside. This summary does not purport to be complete. The Company advises all optionees to consult their own tax advisors concerning tax implications of option grants and exercises, and the disposition of shares acquired upon such exercise under the 2001 Plan.

Incentive Stock Options

      Options granted under the 2001 Plan may be either “incentive stock options,” as defined in Section 422 of the Code, or non-qualified stock options. If an option granted under the 2001 Plan is an incentive stock option, under Federal tax laws the optionee will recognize no income upon grant of the incentive stock option and incur no tax liability due to the exercise unless the optionee is subject to the alternative minimum tax. The Company will not be allowed a deduction for Federal income tax purposes as a result of the exercise of an incentive stock option regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares at least two years after grant of the option and one year after transfer of the shares to the optionee, any gain will be treated as long-term capital gain under Federal tax laws. If these holding periods are not satisfied, the optionee will recognize ordinary income under Federal tax laws equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized under Federal tax laws as long-term capital gain if the sale occurs more than one year after exercise of the option or as short-term capital gain if the sale is made earlier.

Non-Qualified Stock Options

      All other options, which do not qualify as incentive stock options, are referred to as non-qualified stock options. An optionee will not recognize any taxable income under Federal tax laws at the time he or she is granted a non-qualified stock option. However, upon its exercise, under Federal tax laws the optionee will recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the exercise price. The income recognized by the optionee who is also an employee of the Company will be subject to tax withholding by the Company by payment in cash or out of the current earnings paid to the optionee. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon resale of such shares by the optionee, any difference between the sale price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated under Federal tax laws as capital gain or loss, and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year.

Stock Purchase Rights and Restricted Stock

      For Federal income tax purposes, if a service provider is granted a stock purchase right, he or she generally will not have taxable income on the grant of the stock purchase right, nor will the Company then be entitled to any deduction. Generally, on the issuance of restricted stock, including pursuant to a stock purchase right, the recipient thereof will also not have taxable income, nor will the Company be entitled to a deduction, unless the recipient makes a valid election under Section 83(b) of the Code. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the restricted stock recipient generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction, for an amount equal to the difference between the fair market value of the shares at the date such restrictions lapse over the purchase price, if any, for the restricted stock. If the recipient makes a valid election under Section 83(b) of the Code with respect to restricted stock, he or she generally will recognize ordinary income at the date of issuance of the restricted stock in an amount equal to the difference, if any, between the fair market value of the shares at that date over the purchase price for the restricted stock, and the Company will generally be entitled to a deduction for the same amount.

Section 162(m) of the Internal Revenue Code

      Section 162(m) of the Code provides that a publicly held corporation cannot deduct compensation of a covered employee (the Chief Executive Officer and the four other most highly compensated employees for the taxable year whose compensation is required to be reported to stockholders under the Exchange Act) to the extent the compensation exceeds $1.0 million per tax year. There is a statutory exception to this limitation for compensation based on the attainment of performance goals. Income derived from stock options will generally qualify for this exception and thus be treated as performance-based compensation if granted in accordance with the requirements set forth in Section 162(m) and the regulations promulgated thereunder. Grants of stock options under the 2001 Plan that are made by the Compensation Committee of the Board of Directors are expected to comply with those requirements.

New Plan Benefits

Third Amended and Restated 2001 Equity Incentive Plan(1)

	Dollar		Number
Name and Position	Value($)		of Units

All Executive Officers as a Group	N/A	(1)	N/A	(1)
All Non-Executive Directors as a Group	427,214	(2)	33,350	(3)
All Non-Executive Officer Employees as a Group	N/A	(1)	N/A	(1)

(1)	Only non-employee directors of the Company are eligible to receive automatic grants under the 2001 Plan. All other grants under the 2001 Plan are within the discretion of the Board of Directors or its committee and the benefits of such grants are, therefore, not determinable.

(2)	Value based on the closing price of the Company’s Common Stock on April 7, 2004, of $12.81.

(3)	Subject to stockholder approval of this Proposal No. 3, pursuant to the terms of the 2001 Equity Incentive Plan, (1) each non-employee director automatically shall be granted, upon his or her initial election or appointment as a non-employee director, (A) a non-qualified option to purchase 20,000 shares of Common Stock on the date of such initial election (“Initial Option”) and (B) 6,670 shares of restricted stock (“Initial Restricted Stock Grant”), and (2) each person who is a non-employee director automatically shall be granted (A) a non-qualified option to purchase 5,000 shares of Common Stock (“Subsequent Option”) and (B) 1,670 shares of restricted stock (“Subsequent Restricted Stock Grant”), each on the date of each annual meeting of stockholders immediately following which such director is serving on the Board of Directors, provided that, on such date, he or she shall have served on the Board of Directors for at least six (6) months prior to the date of such annual meeting. These grants are subject to the vesting provisions described above (See “Automatic Grants to Non-Employee Directors”). Currently the Company has six non-employee directors, all of whom are eligible to receive Subsequent Option Grants and Subsequent Restricted Stock Grants grants on the day of the Annual Meeting, assuming approval of this Proposal No. 3.

Required Vote

      The approval of the Third Restated 2001 Plan requires the affirmative vote of the holders of a majority of the total votes cast on the proposal at the Annual Meeting in person or by proxy and entitled to vote.

Recommendation of the Board of Directors

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE THIRD AMENDED AND RESTATED 2001 EQUITY INCENTIVE PLAN TO AMEND NON-EMPLOYEE DIRECTORS OPTION GRANTS.

PROPOSAL NO. 4

APPROVAL OF THE AMENDMENT TO THE

AMENDED AND RESTATED 2001 EQUITY INCENTIVE PLAN

      The Board of Directors has approved and adopted, subject to stockholder approval, the amendment to the 2001 Plan in substantially the form attached to this proxy statement as Appendix B (the “2001 Plan Amendment”).

      Subject to the stockholders’ approval, the 2001 Plan Amendment would increase the number of the shares of Common Stock reserved for issuance thereunder by 500,000 shares. The increase in shares has been necessitated primarily by the hiring of new employees, particularly several officers, and secondarily, by the grant of additional stock options to current employees as incentive and performance awards. In order to be responsive to shareholder concerns regarding dilution and the potential requirement to record compensation expense for stock options going forward, while at the same time remaining competitive with compensation practices in our industry, management has modified its approach to option granting and expects to only make significant grants to senior management going forward. The Company expects that this increase of 500,000 shares will meet its needs for the next two years, enabling the Company to continue its policy of equity ownership by employees, directors and consultants as an incentive to contribute to the Company’s success.

      The Company’s Board of Directors approved the proposed 2001 Plan Amendment in April 2004, to be effective upon stockholder approval. Please see “Proposal 3 — Approval of the Third Amended and Restated 2001 Equity Incentive Plan” above for a description of the material terms of the 2001 Plan.

Required Vote

      The approval of the 2001 Plan Amendment requires the affirmative vote of the holders of a majority of the total votes cast on the proposal at the Annual Meeting in person or by proxy and entitled to vote.

Recommendation of the Board of Directors

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE 2001 PLAN AMENDMENT.

PROPOSAL NO. 5

APPROVAL OF THE SECOND AMENDMENT TO THE

1995 EMPLOYEE STOCK PURCHASE PLAN

      The Board of Directors has approved and adopted, subject to stockholder approval, the Second Amendment to the 1995 Employee Stock Purchase Plan (the “Purchase Plan”) in the form attached to this proxy statement as Appendix C (the “Purchase Plan Amendment”).

      The purpose of the Purchase Plan is to provide employees with the opportunity to purchase Common Stock through accumulated payroll deductions. The Purchase Plan is intended to qualify under Section 423 of the Code. The Purchase Plan is intended to qualify under Section 423 of the Code. Subject to the stockholders’ approval, the Purchase Plan Amendment would amend the Purchase Plan to increase the number of the shares of Common Stock reserved for issuance thereunder by 150,000 shares, effective July 1, 2004.

      The Company’s Board of Directors approved the proposed Purchase Plan Amendment in March 2004, to be effective on July 1, 2004 and after stockholder approval. A summary of the Purchase Plan appears below.

Plan Administration

      The Purchase Plan may be administered by the Board of Directors or a committee named by the Board of Directors. The administrator will have the discretionary authority to administer and interpret the Purchase Plan and to adopt any rules deemed desirable and appropriate for the administration of the Purchase Plan.

Shares Available Under Purchase Plan

      Subject to stockholder approval of the Purchase Plan Amendment effective July 1, 2004, the maximum number of shares of Common Stock which will be authorized for sale under the Purchase Plan is 350,000.

Eligible Employees

      Employees eligible to participate in the Purchase Plan generally include employees who have been employed by the Company or one of its designated subsidiaries as of the first day of an applicable offering period. Employees who customarily work less than 5 months in a calendar year or are customarily scheduled to work less than 20 hours per week will not be eligible to participate in the Purchase Plan. In addition, an employee who owns (or is deemed to own through attribution) 5% or more of the combined voting power or value of all classes of the Company’s stock or of one of its subsidiaries is not allowed to participate in the Purchase Plan.

Participation

      Employees will enroll under the Purchase Plan by completing a payroll deduction form permitting the deduction or at least 1% but not more than 10% from their compensation. However, in no case may a participant subscribe for more than $25,000 in Common Stock during any calendar year. If the aggregate subscriptions exceed the number of authorized shares of Common Stock available for purchase under the Purchase Plan, they will be reduced on a pro rata basis.

Offering

      The Purchase Plan is implemented by a series of offering periods of twelve months duration, with new offering periods (other than the first offering period) commencing on or about January 1 and July 1 of each year. Each offering period will consist of two consecutive purchase periods of six months duration, with the last day of such period being designated a purchase date. Subject to stockholder approval of this

Proposal No. 4, the Purchase Plan Amendment would become effective upon the commencement of the next offering period, which would begin on July 1, 2004.

      The option purchase price will be the lower of 85% of the fair market value of the Common Stock at the beginning of the offering period or the purchase date. For purposes of the Purchase Plan, “fair market value” means, as of any date, the fair market value as determined by the Board of Directors, in its discretion, based on the closing price of the Common Stock on the Nasdaq National Market on such date, or if the Common Stock is not traded on such date, on the immediately preceding trading date.

      If the fair market value of the Common Stock on a purchase date is less than the fair market value at the beginning of the offering period, a new twelve month offering period will automatically begin on the first business day following the purchase date with a new fair market value. Employees may end their participation in an offering at any time during the offering period, and once during each offering period may decrease the rate of payroll deductions. Participation in the Purchase Plan ends automatically on termination of employment with the Company or an employee’s failure to remain employed for at least 20 hours per week.

      A participant may cancel his or her payroll deduction authorization at any time prior to the end of the any purchase period. Upon cancellation, the entire balance of his or her account shall be refunded in cash without interest. A participant may also decrease (but not increase) his or her payroll deduction authorization once during any offering period.

      Unless a participant has previously canceled his or her participation in the Purchase Plan, the participant will be deemed to have exercised his or her option in full as of each exercise date. Upon exercise, the participant will purchase the number of shares of Common Stock that his or her accumulated payroll deductions will buy at the option purchase price. The Company may, with respect to any offering period, require that the participant represent and warrant at the time of purchase of such shares that such participant has no present intention to sell or distribute such shares if the Company believes that such condition is required by any applicable securities laws.

Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale

      The number of shares of Common Stock available for purchase under the Purchase Plan, as well as the option purchase price and the number of shares covered by each option under the Purchase Plan that has not yet been exercised shall be proportionately adjusted for adjustments made in the number of outstanding shares of the Company’s Common Stock or an exchange of the shares of Common Stock resulting from a stock split, stock dividend, or any other subdivision.

      If there is a proposal to (i) dissolve or liquidate the Company, (ii) sell all or substantially all of the Company’s assets or (iii) merge or consolidate the Company with or into another corporation, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation in accordance with Section 424 of the Code, unless the Board of Directors in its discretion decides to shorten the current offering period, in which case each participant will have at least 10 days prior notice of the new purchase date and each option will automatically be exercised upon such date unless the participant withdraws from the offering period prior to such date.

Amendment and Termination

      The Board of Directors may amend, suspend or terminate the Purchase Plan at any time. However, the Board of Directors may not amend the Purchase Plan to adversely affect any outstanding rights to purchase stock thereunder. In addition, the Board of Directors may not amend the Purchase Plan without stockholder approval if such approval is required by applicable law or necessary pursuant to the Securities Exchange Act of 1934, as amended, or the Code. Unless terminated earlier by the Board of Directors, the Purchase Plan will terminate automatically on November 21, 2015.

Federal Income Tax Consequences

      Generally, no federal income tax consequences will arise at the time an employee purchases Common Stock under the Purchase Plan. If an employee disposes of Common Stock purchased under the Purchase Plan less than one year after the Common Stock is purchased or within two years of the offering date, the employee will be deemed to have received compensation taxable as ordinary income for the taxable year in which the disposition occurs in the amount of the difference between the fair market value of the Common Stock at the time of purchase and the amount paid by the employee for the Common Stock. The amount of such ordinary income recognized by the employee will be added to the employee’s basis in the Common Stock for purposes of determining capital gain or loss upon the disposition of the Common Stock by the employee.

      If an employee does not dispose of the Common Stock purchased under the Purchase Plan until at least one year after the Common Stock is purchased and at least two years after the offering date, the employee will be deemed to have received compensation taxable as ordinary income for the taxable year in which the disposition occurs in an amount equal to the lesser of (a) the excess of the fair market value of the Common Stock on the date of disposition over the purchase price paid by the employee, or (b) the excess of the fair market value of the Common Stock on the offering date over the purchase price paid by the employee. The amount of such ordinary income recognized by the employee will be added to the employee’s basis in the Common Stock for purposes of determining capital gain or loss upon the disposition of the Common Stock by the employee. If an employee dies before disposing of the Common Stock purchased under the Purchase Plan, he or she will be deemed to have received compensation taxable as ordinary income in the taxable year closing with the employee’s death in an amount equal to the lesser of clauses (a) or (b) as set forth in the first sentence of this paragraph. The employee will not realize any capital gain or loss at death.

      The Company generally will not be entitled to a deduction with respect to the Common Stock purchased by an employee under the Purchase Plan, unless the employee disposes of the Common Stock less than one year after the Common Stock is transferred to the employee or less than two years after the offering date.

New Plan Benefits

      No current directors who are not employees will receive any benefit under the Purchase Plan. The benefits that will be received under the Purchase Plan by the Company’s current executive officers and by all eligible employees are not currently determinable.

Required Vote

      The approval of the Purchase Plan Amendment requires the affirmative vote of the holders of a majority of the total votes cast on the proposal at the Annual Meeting in person or by proxy and entitled to vote.

Recommendation of the Board of Directors

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE PURCHASE PLAN AMENDMENT.

AUDIT COMMITTEE REPORT

      The Audit Committee of the Board of Directors is comprised of three members, Mr. Bonadio, Mr. Baker and Mr. Toni, each of whom is “independent,” as defined in the rules and regulations of the Nasdaq National Market. Mr. Bonadio serves as the Chairman of the Committee. Upon the recommendation of the Audit Committee and in compliance with regulations of the Nasdaq National Market, the Board of Directors has adopted an Audit Committee Charter setting forth the requirements for the composition of the Audit Committee, the qualifications of its members, the frequency of meetings and the responsibilities of the Audit Committee

      Management has the primary responsibility for the consolidated financial statements and the reporting process, including the systems of internal accounting control. The Audit Committee’s primary responsibility is oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

      Management has represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee has discussed with the independent auditors their evaluation of the accounting principles, practices and judgments applied by management, and the Audit Committee has discussed any items required to be communicated to it by the independent auditors in accordance with regulations promulgated by the Securities and Exchange Commission (the “Commission”). The Audit Committee membership complies with the requirements of the Nasdaq National Market with respect to independence, financial literacy and financial management expertise.

      The Audit Committee has received from the independent auditors a letter describing any relationships with the Company that may bear on their independence and has discussed with the independent auditors the auditors’ independence from the Company and its management. The Committee has approved the audit fees of the independent auditors. It has also reviewed non-audit services and fees to assure compliance with regulations prohibiting the independent auditors from performing specified services that might impair their independence, as well as compliance with the Company’s policies.

      The Audit Committee discussed with the Company’s independent auditors the overall scope of and plans for their audits. The Committee has met with the independent auditors, separately and together, with and without management present, to discuss the Company’s financial reporting processes and internal controls. The independent auditors presented no significant audit findings.

      In reliance on the reviews and discussions referred to above, and without other independent verification, the Audit Committee recommended to the Board of Directors the inclusion of the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003.

      The following table sets forth the aggregate fees billed or to be billed by PricewaterhouseCoopers LLP for the following services during the years ended December 31, 2002 and 2003:

Description of Services	2002 Fees	2003 Fees

Audit fees(1)	$208,000	$106,000
Audit-related fees(2)	$—	$—
Tax fees(3)	$22,000	$—
All other fees(4)	$1,000	$1,000

Total	$231,000	$107,000

(1)	Audit Fees: represents the aggregate fees billed or to be billed for services performed to comply with generally accepted auditing standards. In addition to the audit and review of financial statements, it includes fees in connection with statutory and regulatory filings such as comfort letters, attest services, consents and assistance with and review of documents filed with the Commission. For the year ended December 31, 2002, audit fees were for services related to the assistance and review of our Commission registration statement on Form S-3, the audit of our annual financial statements, the review of our quarterly financial statements and the review of the associated filings. For the year ended December 31, 2003, audit fees were for services related to the audit of our annual financial statements, the review of our quarterly financial statements and the review of the associated filings.

(2)	Audit-Related Fees: represents the aggregate fees billed or to be billed for assurance and related services that are traditionally performed by the independent accountant. These services include employee benefit plan audits, due diligence related to mergers and acquisitions, accounting consultation and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation, and consultation concerning financial accounting and reporting standards. PricewaterhouseCoopers LLP performed no such services in 2002 and 2003.

(3)	Tax Fees: represents the aggregate fees billed or to be billed for professional services rendered for tax compliance, tax advice and tax planning, including tax return preparation, refund claims, tax payment-planning services, assistance with tax audits and appeals, advice related to mergers and acquisitions and requests for rulings or technical advice from tax authorities. Tax fees as of the years ended December 31, 2002 and 2003, respectively, were for services related to the preparation of federal and state tax returns.

(4)	All Other Fees: represents the aggregate fees billed or to be billed for services that are appropriately not included in the Audit, Audit Related, and Tax categories. Other fees for the years ended December 31, 2002 and 2003 is related to user fee of an on-line software tool.

Pre-Approval Policies

      The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent auditors, including the fees and other terms of any such engagement. These services may include audit services, audit-related services, tax services and other services. Any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. The Audit Committee may elect to delegate pre-approval authority to one or more designated Audit Committee members in accordance with its charter. Audit Committee approval is required to exceed the budgeted amount for a particular service. The Audit Committee considers whether such audit or non-audit services are consistent with the Commission’s rules on auditor independence.

      Submitted on March 31, 2004 by the members of the Audit Committee of the Company’s Board of Directors.

Tom Bonadio, Audit Committee Chair
Michael Baker, Audit Committee Member
Bob Toni, Audit Committee Member

      The information contained in the report above shall not be deemed to be “soliciting material” or to be “filed” with the Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth the beneficial ownership of the Common Stock as of March 31, 2004 as to (i) each person who is known to the Company to beneficially own more than five percent of the Company’s common stock, and (ii) each nominee for the Company’s Board of Directors, and (iii) each of the Company’s remaining directors, and (iv) each of the executive officers named in the Summary Compensation Table on page 15, and (v) all directors and executive officers as a group.

	Shares Beneficially Owned

Name and Address of Beneficial Owner(1)	Number	Percent(2)

Massachusetts Financial Services Company	3,006,830	12.00%
2 Avenue de Lafayette
Boston, MA 02111-1738
Federated Investors, Inc.	1,804,013	7.20%
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
Delaware Management Holdings	2,637,600	10.52%
2005 Market Street
Philadelphia, PA 19103
Capital Group International, Inc.	1,320,020	5.27%
11100 Santa Monica Blvd.
Franklin Resources, Inc.(3)	1,468,354	5.86%
Charles B. Johnson
Rupert H. Johnson, Jr.
One Franklin Parkway
San Mateo, CA 94403-1906
Safeco Common Stock Trust	1,246,800	4.97%
4854 154th Place NE
Redmond, WA 98052-9664
Safeco Corporation(4)	2,138,800	8.53%
Safeco Plaza
Seattle, WA 98185
Safeco Asset Management Company(4)	2,031,400	8.11%
601 Union Street, Suite 2500
Seattle, WA 98101
Kathryn Tunstall(5)	453,416	1.78%
Michael Baker	2,500	*
Tom Bonadio	8,600	*
Florence Comité, M.D.(6)	25,436	*
Marie Helene Plais-Cotrel(7)	18,332	*
Mark Sieczkarek(8)	213,499	*
Robert Toni	—	—
Peter Wilson(9)	24,221	*
William Dippel(10)	148,666	*
Stan Van Gent(11)	114,106	*
Ed Sinclair(12)	59,438	*
Betsy Swann(13)	32,955	*
All directors and officers as a group (12 persons)(14)	1,122,965	4.31%

*	Less than 1%.

(1)	Except as otherwise indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock indicated as beneficially owned by them.

(2)	Percentage of ownership is based on 25,061,580 shares of Common Stock outstanding on March 31, 2004. The number of shares of Common Stock beneficially owned includes the shares issuable pursuant to stock options that are exercisable within 60 days of March 31, 2004. Shares issuable pursuant to stock options are deemed outstanding for computing the percentage of the person holding such options but are not deemed outstanding for computing the percentage of any other person.

(3)	Charles B. Johnson and Rupert H. Johnson, Jr. each own in excess of 10% of the outstanding Common Stock of Franklin Resources, Inc. and are the principal shareholders of Franklin Resources, Inc. Franklin Resources, Inc. and each of Charles B. Johnson and Rupert H. Johnson, Jr. may be deemed to be, for purposes of Rule 13d-3 under the Exchange Act, the beneficial owner of securities held by persons and entities advised by Franklin Resources, Inc. subsidiaries. Franklin Resources, Inc., each of Charles B. Johnson and Rupert H. Johnson and each of the entities advised by Franklin Resources, Inc. subsidiaries disclaim any economic interest or beneficial ownership in any of the securities covered by this statement.

(4)	Safeco Asset Management Company is the subsidiary on which Safeco Corporation is reporting as the parent holding company. Safeco Asset Management Company is an investment adviser, and reported shares are owned beneficially by registered investment companies for which Safeco Asset Management Company serves as investment adviser.

(5)	Includes 332,083 shares issuable upon exercise of options exercisable within 60 days of March 31, 2004 and 18,000 shares of restricted stock grant to be fully vested in February 2007.

(6)	Represents 25,436 shares issuable upon exercise of options exercisable within 60 days of March 31, 2004.

(7)	Represents 18,332 shares issuable upon exercise of options exercisable within 60 days of March 31, 2004.

(8)	Includes 136,499 shares issuable upon exercise of options exercisable within 60 days of March 31, 2004 and 72,000 shares of restricted stock grant to be fully vested in February 2007.

(9)	Includes 17,221 shares issuable upon exercise of options exercisable within 60 days of March 31, 2004.

(10)	Includes 106,666 shares issuable upon exercise of options exercisable within 60 days of March 31, 2004 and 36,000 shares of restricted stock grant to be fully vested in February 2007.

(11)	Includes 76,832 shares issuable upon exercise of options exercisable within 60 days of March 31, 2004 and 36,000 shares of restricted stock grant to be fully vested in February 2007.

(12)	Represents 23,438 shares issuable upon exercise of options exercisable within 60 days of March 31, 2004 and 36,000 shares of restricted stock grant to be fully vested in February 2007.

(13)	Represents 32,955 shares issuable upon exercise of options exercisable within 60 days of March 31, 2004.

(14)	Includes 755,258 shares issuable upon exercise of options exercisable within 60 days of March 31, 2004 and 234,000 shares of restricted stock grant to be fully vested in February 2007.

EXECUTIVE COMPENSATION

      The following table sets forth the compensation received by (i) the Company’s Chief Executive Officer and (ii) our four other most highly paid executive officers who earned in excess of $100,000 during the fiscal year ended December 31, 2003 and (iii) up to two persons who would have been included in the four most highly paid executive officers if they had been an executive officer at the end of the previous fiscal year ended December 31, 2003 (the “Named Executive Officers”).

							Long Term
							Compensation Awards

							Restricted	Securities
						Other Annual	Stock	Underlying	All Other
Name and Principal Position	Year	Salary		Bonus		Compensation(1)	Awards	Options	Compensation

Mark Sieczkarek	2003	$264,616	(2)	$670,000	(3)	$608	—	630,000	$493,092
President & CEO	2002	$—		$—		$—	—	—	$—
	2001	$—		$—		$—	—	—	$—
William Dippel	2003	$214,343		$47,100	(5)	$1,978	—	20,000	$—
VP of Operations	2002	$208,938		$25,000		$1,032	—	20,000	$—
	2001	$126,154		$10,000		$1,016	—	100,000	$—
Stan V. Gent	2003	$196,922		$35,553	(5)	$413	—	15,000	$30,813
VP of Business	2002	$189,309		$—		$240	—	14,000	$49,534
Development	2001	$181,659		$—		$660	—	20,000	$—
Kathryn A. Tunstall	2003	$180,382	(8)	$—		$690	—	20,000	$—
Chairman of the Board	2002	$124,926		$—		$552	—	15,000
	2001	$358,382		$—		$1,840	—	—	$—
Betsy Swann	2003	$162,213	(8)	$22,961	(5)	$339	—	6,000	$—
Senior Director of	2002	$153,461		$5,000		$216	—	—	$—
Intellectual Property	2001	$126,818		$25,801		$376	—	12,000	$—
Ed Sinclair	2003	$161,500	(9)	$15,000	(10)	$545	—	75,000	$—
VP of Clinical &	2002	$—		$—		$—	—	—	$—
Regulatory	2001	$—		$—		$—	—	—	$—

(1)	Amounts represent premiums paid by the Company for group term life insurance.

(2)	Mr. Sieczkarek joined the Company as its Chief Executive Officer in April 2003.

(3)	Amount represents signing bonus of $445,000 and guaranteed bonus of $225,000 paid by the Company in April 2003 and July 2003, respectively.

(4)	Amount represents relocation expense reimbursement of $131,775 and income tax expense reimbursement of $361,317.

(5)	Amounts represent year 2002 bonus awards, based on achievement of the corporate objectives defined by the Company in year 2002 bonus plan. Actual payment was made in February 2003.

(6)	Amount represents principal and interest of a loan forgiven in accordance with a Relocation Bonus Agreement entered in April 2002. Please see a description of the agreement under certain relationships and related transactions in this proxy statement.

(7)	Amount represents relocation expense reimbursement paid by the Company.

(8)	Qualifies as one of the Company’s most highly compensated executive officers if they had been executive officers at the end of the previous fiscal year.

(9)	Mr. Sinclair joined the Company as VP of Clinical Research in February 2003.

(10)	Amount represents sign on bonus paid by the Company upon hiring.

OPTION GRANTS DURING YEAR ENDED DECEMBER 31, 2003

      The following table provides certain information with respect to stock options granted to the Named Executive Officers in the last fiscal year. In addition, as required by Commission rules, the table sets forth the hypothetical gains that would exist for the options based on assumed rates of annual compound stock price appreciation during the option term.

Options/SAR Grants in Last Fiscal Year

	Individual Grants(1)
					Potential Realizable Value at
		Percent of Total			Assumed Annual Rates of
	Number of	Options/SARs			Appreciation For Option
	Securities	Granted to	Exercise or		Term(3)
	Underlying	Employees in	Base Price	Expiration
Name	Options/SARs	Fiscal Year(2)	($/sh)	Date	5%	10%

Mark Sieczkarek	630,000	37%	$9.95	4/17/2013	$4,044,846	$10,153,780
William Dippel	10,000	1%	$9.44	5/6/2013	$59,368	$150,449
	10,000	1%	$14.35	5/28/2013	$90,246	$228,702
Stan Van Gent	15,000	1%	$9.44	5/6/2013	$89,051	$225,674
Kathryn Tunstall	20,000	1%	$14.35	5/28/2013	$180,493	$457,404
Betsy Swann	6,000	0%	$9.44	5/6/2013	$35,621	$90,270
Ed Sinclair	75,000	4%	$6.98	2/7/2013	$329,226	$834,324

(1)	No stock appreciation rights were granted to the Named Executive Officers in the last fiscal year. Options generally vest at a rate of 1/8th of the shares on the six-month anniversary of the vesting commencement date and 1/48th of the original number of shares on each month anniversary of the vesting commencement date thereafter.

(2)	The Company granted stock options representing 1,303,150 shares to employees during the fiscal year ended December 31, 2003.

(3)	The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by the Securities and Exchange Commission. There is no assurance provided to any executive officer or any other holder of the Company’s securities that the actual stock price appreciation over the 10-year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the executive officers.

      The following table sets forth certain information for the Named Executive Officers with respect to the exercise of options to purchase Common Stock during the fiscal year ended December 31, 2003.

Aggregate Option Exercises in the Year Ended
December 31, 2003 and Fiscal Year-End Option Values

			Number of Shares of Common		Value of Unexercised In-the-
			Stock Underlying Unexercised		Money Options at
			Options at December 31, 2003		December 31, 2003(1)
	Shares Acquired on	Value
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Mark Sieczkarek	—	$—	84,000	546,000	$56,280	$365,820
William Dippel	—	$—	85,831	54,169	$43,049	$24,751
Stan Van Gent	10,000	$99,060	64,916	22,084	$204,844	$29,922
Kathryn Tunstall	—	—	327,186	16,147	$1,921,791	$—
Betsy Swann	5,500	$58,310	55,080	6,376	$342,600	$10,158
Ed Sinclair	—	$—	15,625	59,375	$56,875	$216,125

(1)	Calculated by determining the difference between the fair market value of the Company’s Common Stock as of December 31, 2003 ($10.62 per share) and the exercise price of the securities underlying the options.

Employment Contracts, Termination of Employment and Change-In-Control Arrangements

      In May 1997, the Company entered into an agreement with Ms. Tunstall, which provides that, in the event of certain change-in-control transactions, each option held by Ms. Tunstall shall become fully vested and immediately exercisable. In the event of an involuntary termination within two years after a change-in-control transaction, the agreement provides that Ms. Tunstall will receive (i) her salary paid according to the Company’s standard payroll procedure for a period of 18 months; (ii) health and life insurance benefits for a period of 18 months; (iii) monthly severance payments equal to  1/12 of the “target bonus” she would have received for the fiscal year in which the termination occurs; and (iv) outplacement services not to exceed a value of $15,000.

      In April 2003, the Company entered into a three-year employment agreement with Mark Sieczkarek, its new President and Chief Executive Officer, which agreement was amended and restated in July 2003. Pursuant to the amended and restated agreement, Mr. Sieczkarek will receive an annual base salary of $400,000 and a guaranteed target bonus for 2003 of 75% of base salary, of which, $225,000 was paid to Mr. Sieczkarek in July 2003. In addition to his target bonus, Mr. Sieczkarek will be eligible for an additional incentive bonus of up to an additional 50% of his base salary in the event the Company’s performance is above the performance objectives set by the Board of Directors. In addition, Mr. Sieczkarek has been granted options to purchase 630,000 shares of Common Stock, which will vest over five years. In the event of an involuntary termination during the three-year term of the agreement, Mr. Sieczkarek will receive (i) his base salary paid according to the Company’s standard payroll procedure for the remaining term of the agreement, (ii) health and life insurance benefits for the remaining term of the agreement, and (iii) for the remaining term of the agreement, monthly severance payments equal to  1/12 of the “target bonus” he would have received for the fiscal year in which the termination occurs, the “target bonus” portion of which will be paid assuming the satisfaction of all requisite performance objectives. In addition, in the event of an involuntary termination within two years after a change-in-control transaction, the agreement provides that Mr. Sieczkarek will receive (i) his base salary paid according to the Company’s standard payroll procedure for a period of 18 months, (ii) health and life insurance benefits for a period of 18 months, (iii) for 18 months, monthly severance payments equal to  1/12 of the “target bonus” he would have received for the fiscal year in which the termination occurs, the “target bonus” portion of which will be paid assuming the satisfaction of all requisite performance objectives, and (iv) outplacement services not to exceed a value of $15,000. Also, in the event of a change-in-control transaction, each option held by Mr. Sieczkarek shall become fully vested and immediately exercisable. Pursuant to the amended and restated agreement, the Company agreed to pay Mr. Sieczkarek a one-time signing bonus of $445,000, which signing bonus is repayable to us, in part, if his employment with us terminates within two years. Finally, the Company agreed to pay all of Mr. Sieczkarek’s customary and reasonable moving and other relocation expenses and his income tax costs relating to the signing bonus and reimbursed portion of relocation expenses.

      In November 2003, the Company entered into an employment agreement with Mr. Gregory Lichtwardt, its new Executive Vice President, Treasurer and Chief Financial Officer, pursuant to which, Mr. Lichtwardt will receive an annual base salary of $250,000 and has been granted an option to purchase 150,000 shares of the Company’s common stock, which will vest over four years. Mr. Lichtwardt will also be eligible to participate in the Company’s executive bonus incentive programs as designated by the Board of Directors.

      In April 2004, the Company entered into an employment agreement with Mr. Ric Cote, the Company’s new Vice President of Sales, pursuant to which, Mr. Cote will receive an annual base salary of $225,000, a signing bonus of $25,000, which is payable to us if his employment terminates with us within one year of hiring date and has been granted an option to purchase 125,000 shares of Common Stock, which will vest over four years. Mr. Cote will also be eligible to participate in our executive bonus incentive programs as designated by the Board of Directors.

      The Company has entered into agreements with certain of its other officers, including, Mr. William Dippel, Mr. Gregory Lichtwardt, Mr. Ed Sinclair, Mr. Stan Van Gent, Mr. Ric Cote, Ms. Betsy Swanson,

Ms. Mary Kenney and Ms. Dorothy Garofalo, which provide that, in the event of a “hostile takeover,” options held by such officers shall become fully vested and immediately exercisable. In the event of any other type of “change of control,” each such option will become vested as to 50% of the option shares that have not otherwise vested on the effective date of the change of control transaction. In the event of an involuntary termination within two years after the change-in-control transaction, the agreements provide that each of the above mentioned officers will receive (i) salary according to our standard payroll procedure for a period of 12 months; (ii) health and life insurance benefits for a period of 12 months; (iii) monthly severance payments equal to  1/12 of the “target bonus” such officer would have received for the fiscal year in which the termination occurs; (iv) acceleration of all options to become fully vested and immediately exercisable; and (v) outplacement services not to exceed a value of $15,000. The Company otherwise des not have any employment agreements with any of its executive officers.

      The Company entered into indemnification agreements with its officers and directors containing provisions which may require the Company, among other things, to indemnify its officers and directors against certain liabilities that may arise by reason of their status or service as officers or directors (other than liabilities arising from willful misconduct of a culpable nature) and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.

EQUITY COMPENSATION PLAN INFORMATION

      The following table sets forth information as of December 31, 2003 for all of the Company’s equity compensation plans, including its 1993 Stock Plan, Second Amended and Restated 2001 Equity Incentive Plan, 1995 Employee Stock Purchase Plan, 1995 Directors’ Stock Option Plan and Amended; Restated 2002 Non-Qualified Stock Option Plan and Deferred Fee Plan for Directors:

			Number of Securities Remaining
			Available for Future Issuance
	Number of Securities to be Issued	Weighted Average Exercise	under Equity Compensation Plans
	upon Exercise of Outstanding	Price of Outstanding Options,	Excluding Securities Reflected in
Plan Category	Options, Warrants and Rights	Warrants and Rights($)	Column(a)

	(a)	(b)	(c)
Equity compensation plans approved by security holders	3,028,512	9.54	45,596 (1)
Equity compensation plans not approved by security holders(2)	1,288,614	11.09	203,726

Total	4,317,126		249,322

(1)	Includes 8,034 shares remaining available for future issuance under our 1995 Employee Stock Purchase Plan.

(2)	Consists of shares issuable under our Amended and Restated 2002 Non-Qualified Stock Option Plan, which does not require the approval of and has not been approved by our stockholders. Please see description of the Amended and Restated 2002 Non-Qualified Stock Option Plan contained in Note 7 to our annual report on Form 10-K filed with the SEC on March 15, 2004. In addition, the Company has adopted a deferred fee plan for its non-employee directors, pursuant to which such directors may receive an indeterminable amount of shares of the Company’s Common Stock. Please see a description of the material features of the deferred fee plan under “Proposal No. 1 — Election of Directors — Director Compensation.”

COMPENSATION COMMITTEE REPORT

      The following is a report of the Compensation Committee of the Board of Directors (the “Compensation Committee”) describing the compensation policies applicable to the Company’s executive officers during the fiscal year ended December 31, 2003. The Compensation Committee, currently comprised of Mr. Wilson, Dr. Plais-Cotrel and Mr. Baker met in tandem with the Board of Directors in 2003, and the entire Board of Directors performed the functions of the Compensation Committee. The Compensation Committee’s purpose is to recommend salaries, incentives and other forms of compensation for the Company’s directors, officers and other employees, administer various incentive compensation and benefit plans (including stock plans) and recommends policies relating to such incentive compensation and benefit plans. The Stock Option Subcommittee, currently comprised of Mr. Sieczkarek, administers certain grants under the Company’s 1993 Stock Plan, Amended and Restated 2001 Equity Incentive Plan and Amended and Restated 2002 Non-Qualified Plan. Executive officers who are also directors have not participated in deliberations or decisions involving their own compensation.

Executive Officer Compensation

     Compensation Policy

      The goal of the Company’s executive compensation policy is to ensure that an appropriate relationship exists between executive pay and the creation of stockholder value, while at the same time motivating and retaining key employees. To achieve this goal, the Company’s executive compensation policies integrate annual base compensation, bonuses based on corporate and individual performance, and stock option grants. All executive officers as well as senior-level managerial and technical employees are eligible for and participate in these compensation plans.

     Base Salaries for Fiscal 2003

      The Compensation Committee evaluates the performance and recommends the salary of the President and Chief Executive Officer and all other executive officers. Survey data is drawn from comparable companies participating in medical device, biotechnology, and/or pharmaceutical executive compensation surveys. Within this framework, executive salaries are determined based on individual performance, level of responsibility, overall salary structure and the Company’s financial condition. The Company’s compensation policy is designed to maintain executive officer base salaries within a range approximating the median of such salary data for like characteristics. Generally, salaries paid to the Company’s executive officers in fiscal 2003 were within the targeted range. While it is the Compensation Committee’s intent to continue to review periodically base salary information to monitor competitive ranges within the applicable market, including information related to geographic location and individual job responsibilities, it is further the intent of the Compensation Committee to maintain a close relationship between the Company’s performance and the base salary component of the Company’s executive officers’ compensation.

     Annual Incentive Bonuses

      The Company’s Annual Incentive Bonus Plan provides for the payment of cash bonuses based on the Company’s performance in relation to predetermined objectives and individual executive performance for the year then ended. Prior to the beginning of the fiscal year, the Compensation Committee established objectives related to the Company’s earnings, revenue and shareholder value. Based on the Company’s performance against these objectives during 2002 and 2003, the Company paid bonuses in an aggregate amount of $1,152,000 in 2003 to the Named Executive Officers under the Annual Incentive Bonus Plan.

     Stock Option Awards for Fiscal 2003

      The Company’s 1993 Stock Plan, Amended and Restated 2001 Equity Incentive Plan and Amended and Restated 2002 Non-Qualified Plan provide for the issuance of stock options to the Company’s officers and employees to purchase shares of the Company’s common stock at an exercise price equal to the fair market value of such stock on the date of the option grant. The Company’s stock options typically vest over a 48-month period in increments of 12.5% after the initial six months and 2.08% each month thereafter. Stock options are granted to the Company’s executive officers and other employees both as a reward for past individual and corporate performance and as an incentive for future performance. The Compensation Committee believes that stock-based performance compensation arrangements are essential in aligning the interests of management and the stockholders in enhancing the value of the Company’s equity.

      During fiscal 2003, the Stock Option Subcommittee approved grants of stock options to certain employees in connection with the hiring or promotion of such employees. During fiscal 2003, options to purchase an aggregate of 766,000 shares of common stock were granted to the Company’s Chief Executive Officer and other Named Executive Officers.

     Compensation of the Chief Executive Officer

      The fiscal year 2003 compensation of Mark Sieczkarek, the Company’s Chief Executive Officer, consisted of base salary of $264,616, bonus of $1,031,000 after gross up, and the grant of options to purchase 630,000 shares of common stock as part of his employment agreement. As with the Company’s other executive officers, the amounts of the Chief Executive Officer’s stock option and bonus are based on attainment of a combination of corporate and individual performance objectives. The Summary Compensation Table includes additional information regarding the other compensation and benefits paid to the Company’s Chief Executive Officer.

     Deductibility of Executive Compensation

      The Compensation Committee has considered the impact of Section 162(m) of the Internal Revenue Code adopted under the Omnibus Budget Reconciliation Act of 1993, which section disallows a deduction for any publicly held corporation for individual compensation exceeding $1.0 million in any taxable year for the Chief Executive Officer and four other most highly compensated executive officers, unless such compensation meets the requirements for the “performance-based” exception to the general rule. The cash compensation paid to its Chief Executive Officer for 2003 exceeded $1.0 million due to one-time hiring bonuses, such as a signing bonus, relocation expenses and tax gross-ups related to those payments. Since the cash compensation the Company paid to each of the Company’s other executive officers in 2003 is expected to be well below $1.0 million, the Compensation Committee believes that this section otherwise will not affect the tax deductions available to the Company. The cash compensation payable to each of the Company’s executive officers, including the Chief Executive Officer, in 2004 is expected to be well below $1.0 million. It will be the Compensation Committee’s policy to qualify, to the extent reasonable, the executive officers’ compensation for deductibility under applicable tax law.

Compensation Committee Interlocks and Insider Participation

      For the year ended December 31, 2003, Mr. Wilson was the chair of the Compensation Committee. Mr. Baker and Dr. Plais-Cotrel served on the Compensation Committee. Mr. Sieczkarek served on the Stock Option Subcommittee, a subcommittee under the Compensation Committee. There are and were no interlocking relationships between the Board of Directors or the Compensation Committee and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

The Compensation Committee,
Peter L. Wilson, Chair
Michael Baker
Marie-Helene Plais-Cotrel

Performance Graph

      The following graph compares the five years cumulative total stockholder return for the Company’s common stock, assuming reinvestment of all dividends, to the cumulative return for the period from December 31, 1998 to December 31, 2003 to that of the Nasdaq Stock Market — U.S. Index and the Nasdaq Medical Devices, Instruments and Supplies Index for the period from December 31, 1998 to December 31, 2003. The graph assumes that $100 was invested on December 31, 1998 in the Company’s Common Stock and in each of the comparative indices.

Comparison of Total Return

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Dr. Comité provided consulting services to the Company pursuant to a consulting agreement, dated September 10, 1997. The Company paid Dr. Comité $2,500 per month in consulting fees for services rendered during the year ended December 31, 2003. The consulting agreement was terminated in 2003.

      In April 2002, Mr. Stan Van Gent, the Company’s Vice President of Marketing, borrowed an aggregate principal amount of $125,000 from the Company at an annual interest rate of 4.65% pursuant to an unsecured, full-recourse promissory note. The Company also entered into a Relocation Bonus Agreement with Mr. Van Gent in April 2002, pursuant to which, until the principal amount of the $125,000 note has been repaid in full or is otherwise terminated, and provided Mr. Van Gent has remained continuously employed by the Company through such date, Mr. Van Gent shall receive on each anniversary date of such note one-fifth of the principal of the $125,000 note and any accrued and unpaid interest due under such note as of such date as a lump sum bonus. In May 2002, Mr. Stan Van Gent borrowed an additional aggregate principal amount of $100,000 from the Company at an annual interest rate of 3.21% pursuant to an unsecured, full recourse promissory note, which has been paid in full and is no longer outstanding. Both loans to Mr. Van Gent were approved by the Board of Directors prior to the implementation of restrictions against such loans.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities (“Reporting Persons”) to file with Commission initial reports of ownership and reports of changes in ownership of the Company’s common stock and other equity securities. Reporting Persons are required by the Commission’s regulation to furnish to the Company with copies of all Section 16(a) forms they file.

      To the Company’s knowledge, all of the Section 16(a) filing requirements with respect to the fiscal year ended December 31, 2003 have been satisfied except one Form 3 was filed delinquent by each of Mr. Ed Sinclair and Mr. Stan Van Gent. In making this statement, the Company have relied solely upon review of the copies of such reports furnished to the Company.

OTHER MATTERS

      The Board of Directors knows of no other matters to be submitted for the meeting. If any other matters properly come before the meeting, then the persons named in the enclosed form of proxy will vote the shares they represent in such manner as the Board of Directors may recommend.

BY ORDER OF THE BOARD OF DIRECTORS

Michael W. Hall
Secretary

Dated: April 26, 2004

      A copy of the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the year ended December 31, 2003 is available without charge upon written request to Conceptus, Inc., 1021 Howard Avenue, San Carlos, California 94070, and an electronic copy is available at the Company’s website www.conceptus.com.

Exhibit A

CONCEPTUS, INC.

THIRD AMENDED AND RESTATED

2001 EQUITY INCENTIVE PLAN

2001 Equity Incentive Plan

Adopted by the Board: March 21, 2001
Approved by Stockholders: May 16, 2001

Amended and Restated Equity Incentive Plan

Adopted by the Board: March 2002
Approved by Stockholders: May 30, 2002

Second Amended and Restated Equity Incentive Plan

Adopted by the Board: April 2003
Approved by Stockholders: June 10, 2003

Third Amended and Restated Equity Incentive Plan

Adopted by the Board: March 2004
Approved by Stockholders:                     , 2004

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CONCEPTUS, INC.

THIRD AMENDED AND RESTATED 2001 EQUITY INCENTIVE PLAN

      1. Purposes of the Plan. The purposes of the Conceptus, Inc. Third Amended and Restated 2001 Equity Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company’s business. Options granted under the Plan may be Incentive Stock Options or Non-Qualified Stock Options, as determined by the Administrator at the time of grant. Restricted Stock and Stock Purchase Rights may also be granted under the Plan.

      2. Definitions. As used herein, the following definitions shall apply:

(a) “Acquisition” means (i) any consolidation or merger of the Company with or into any other corporation or other entity or person in which the stockholders of the Company prior to such consolidation or merger own less than fifty percent (50%) of the Company’s voting power immediately after such consolidation or merger, excluding any consolidation or merger effected exclusively to change the domicile of the Company; or (ii) a sale of all or substantially all of the assets of the Company.

(b) “Administrator” means the Board or the Committee responsible for conducting the general administration of the Plan, as applicable, in accordance with Section 4 hereof.

(c) “Applicable Laws” means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are granted under the Plan.

(d) “Award” shall mean an Option, a Restricted Stock award or a Stock Purchase Right that may be awarded or granted under the Plan (collectively, “Awards”).

(e) “Board” means the Board of Directors of the Company.

(f) “Code” means the Internal Revenue Code of 1986, as amended, or any successor statute or statutes thereto. Reference to any particular Code section shall include any successor section.

(g) “Committee” means a committee appointed by the Board in accordance with Section 4 hereof.

(h) “Common Stock” means the Common Stock of the Company, par value $0.003 per share.

(i) “Company” means Conceptus, Inc., a Delaware corporation.

(j) “Consultant” means any consultant or adviser if: (i) the consultant or adviser renders bona fide services to the Company or any Parent or Subsidiary of the Company; (ii) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (iii) the consultant or adviser is a natural person who has contracted directly with the Company or any Parent or Subsidiary of the Company to render such services.

(k) “Director” means a member of the Board.

(l) “Employee” means any person, including an Officer or Director, who is an employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. Neither service as a Director nor

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payment of a director’s fee by the Company shall be sufficient, by itself, to constitute “employment” by the Company.

(m) “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute or statutes thereto. Reference to any particular Exchange Act section shall include any successor section.

(n) “Fair Market Value” means, as of any date, the value of a share of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including, without limitation, the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for a share of such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for a share of the Common Stock on the last market trading day prior to the day of determination; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

(o) “Holder” means a person who has been granted or awarded an Award or who holds Shares acquired pursuant to the exercise of an Award.

(p) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

(q) “Independent Director” means a Director who is not an Employee of the Company.

(r) “Non-Qualified Stock Option” means an Option (or portion thereof) that is not designated as an Incentive Stock Option by the Administrator, or which is designated as an Incentive Stock Option by the Administrator but fails to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(s) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(t) “Option” means a stock option granted pursuant to the Plan.

(u) “Option Agreement” means a written agreement between the Company and a Holder evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

(v) “Parent” means any corporation, whether now or hereafter existing (other than the Company), in an unbroken chain of corporations ending with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing more than fifty percent of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(w) “Plan” means the Conceptus, Inc. Third Amended and Restated 2001 Equity Incentive Plan.

(x) “Restricted Stock” means Shares (i) acquired pursuant to the exercise of an unvested Option in accordance with Section 10(h) below or pursuant to a Stock Purchase Right granted under Section 14 below or (ii) issued to Independent Directors pursuant to Section 12 below.

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(y) “Rule 16b-3” means that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

(z) “Securities Act” means the Securities Act of 1933, as amended, or any successor statute or statutes thereto. Reference to any particular Securities Act section shall include any successor section.

(aa) “Service Provider” means an Employee, Director or Consultant.

(bb) “Share” means a share of Common Stock, as adjusted in accordance with Section 15 below.

(cc) “Stock Purchase Right” means a right to purchase Common Stock pursuant to Section 14 below.

(dd) “Subsidiary” means any corporation, whether now or hereafter existing (other than the Company), in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing more than fifty percent of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      3. Stock Subject to the Plan. Subject to the provisions of Section 15 of the Plan, the shares of stock subject to Awards shall be Common Stock, initially shares of the Company’s Common Stock, par value $0.003 per share. Subject to the provisions of Section 15 of the Plan, the maximum aggregate number of Shares which may be issued upon exercise of Options or Stock Purchase Rights or issued in the form of Restricted Stock is 2,500,000 Shares. Shares issued pursuant to an Award may be authorized but unissued, or reacquired Common Stock. If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). Shares which are delivered by the Holder or withheld by the Company upon the exercise of an Option or Stock Purchase Rights under the Plan, in payment of the exercise price thereof or tax withholding thereon, may again be optioned, granted or awarded hereunder, subject to the limitations of this Section 3. If Shares of Restricted Stock are repurchased by the Company at their original purchase price, if any, such Shares shall become available for future grant under the Plan. Notwithstanding the provisions of this Section 3, no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an Incentive Stock Option under Section 422 of the Code.

      4. Administration of the Plan.

      (a) Administrator. Either the Board or a Committee of the Board delegated administrative authority hereunder shall administer the Plan and, in the case of a Committee, the Committee shall consist solely of two or more Independent Directors each of whom is both an “outside director,” within the meaning of Section 162(m) of the Code, and a “non-employee director” within the meaning of Rule 16b-3. Within the scope of such authority, the Board or the Committee may (i) delegate to a committee of one or more members of the Board who are not Independent Directors the authority to grant awards under the Plan to eligible persons who are either (1) not then “covered employees,” within the meaning of Section 162(m) of the Code and are not expected to be “covered employees” at the time of recognition of income resulting from such award or (2) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or (ii) delegate to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled only by the Board.

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      (b) Powers of the Administrator. Subject to the provisions of the Plan and the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its sole discretion:

(i) to determine the Fair Market Value;

(ii) to select the Service Providers to whom Options and Stock Purchase Rights may from time to time be granted hereunder;

(iii) to determine the number of Shares to be covered by each such award granted hereunder;

(iv) to approve forms of agreement for use under the Plan;

(v) to determine the terms and conditions of any Option or Stock Purchase Right granted hereunder (such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may vest or be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine);

(vi) to determine whether to offer to buyout a previously granted Option as provided in subsection 10(i) and to determine the terms and conditions of such offer and buyout (including whether payment is to be made in cash or Shares);

(vii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(viii) to allow Holders to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld based on the statutory withholding rates for federal and state tax purposes that apply to supplemental taxable income. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Holders to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(ix) to amend the Plan or any Award granted under the Plan as provided in Section 17; and

(x) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan and to exercise such powers and perform such acts as the Administrator deems necessary or desirable to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

      (c) Effect of Administrator’s Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Holders.

      5. Eligibility. Non-Qualified Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee or Consultant who has been granted an Option or Stock Purchase Right may be granted additional Options or Stock Purchase Rights. Each Independent Director shall be eligible to be granted Restricted Stock and Options at the times and in the manner set forth in Section 12.

      6. Limitations.

      (a) Each Option shall be designated by the Administrator in the Option Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares subject to a Holder’s Incentive Stock Options and other incentive stock options granted by the Company, any Parent or Subsidiary, which become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or

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Subsidiary) exceeds $100,000, such excess Options or other options shall be treated as Non-Qualified Stock Options.

      For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.

      (b) Neither the Plan nor any Award shall confer upon a Holder any right with respect to continuing the Holder’s employment or consulting relationship with the Company, nor shall they interfere in any way with the Holder’s right or the Company’s right to terminate such employment or consulting relationship at any time, with or without cause.

      (c) No Service Provider shall be granted, in any calendar year, Options or Stock Purchase Rights to purchase more than 800,000 Shares. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 15. For purposes of this Section 6(c), if an Option is canceled in the same calendar year it was granted (other than in connection with a transaction described in Section 15), the canceled Option will be counted against the limit set forth in this Section 6(c). For this purpose, if the exercise price of an Option is reduced, the transaction shall be treated as a cancellation of the Option and the grant of a new Option.

      7. Term of Plan. The Plan became effective upon its initial adoption by the Board on March 21, 2001 and shall continue in effect until it is terminated under Section 17 of the Plan. No Options or Stock Purchase Rights may be issued under the Plan after March 21, 2011, the tenth (10th) anniversary of the date upon which the Plan was initially adopted by the Board.

      8. Term of Option. The term of each Option shall be stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to a Holder who, at the time the Option is granted, owns (or is treated as owning under Code Section 424) stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

      9. Option Exercise Price and Consideration.

      (a) Except as provided in Section 13, the per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

(i) In the case of an Incentive Stock Option

(A) granted to an Employee who, at the time of grant of such Option, owns (or is treated as owning under Code Section 424) stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

(B) granted to any other Employee, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

      (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator. Such consideration may consist of (1) cash, (2) check, (3) with the consent of the Administrator, a full recourse promissory note bearing interest (at a market rate of interest determined as of the date of exercise) and payable upon such terms as may be prescribed by the Administrator, (4) with the consent of the Administrator, other Shares which (x) in the case of Shares acquired from the Company, have been owned by the Holder for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) with the consent of the Administrator, surrendered Shares then issuable upon exercise of the Option having a Fair

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Market Value on the date of exercise equal to the aggregate exercise price of the Option or exercised portion thereof, (6) property of any kind which constitutes good and valuable consideration, (7) with the consent of the Administrator, delivery of a notice that the Holder has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the Options and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided, that payment of such proceeds is then made to the Company upon settlement of such sale, or (8) with the consent of the Administrator, any combination of the foregoing methods of payment.

      10. Exercise of Option (a) Vesting; Fractional Exercises. Except as provided in Section 13, Options granted hereunder shall be vested and exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. An Option may not be exercised for a fraction of a Share.

      (b) Deliveries upon Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his or her office:

(i) A written or electronic notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

(ii) Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with Applicable Laws. The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance, including, without limitation, placing legends on share certificates and issuing stop transfer notices to agents and registrars;

(iii) Upon the exercise of all or a portion of an unvested Option pursuant to Section 10(h), a Restricted Stock purchase agreement in a form determined by the Administrator and signed by the Holder or other person then entitled to exercise the Option or such portion of the Option; and

(iv) In the event that the Option shall be exercised pursuant to Section 10(f) by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option.

      (c) Conditions to Delivery of Share Certificates. The Company shall not be required to issue or deliver any certificate or certificates for Shares purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

(i) The admission of such Shares to listing on all stock exchanges on which such class of stock is then listed;

(ii) The completion of any registration or other qualification of such Shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its sole discretion, deem necessary or advisable;

(iii) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its sole discretion, determine to be necessary or advisable;

(iv) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

(v) The receipt by the Company of full payment for such Shares, including payment of any applicable withholding tax, which in the sole discretion of the Administrator may be in the form of consideration used by the Holder to pay for such Shares under Section 9(b).

      (d) Termination of Relationship as a Service Provider. If a Holder ceases to be a Service Provider other than by reason of the Holder’s disability or death, such Holder may exercise his or her Option within

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such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Holder’s termination. If, on the date of termination, the Holder is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option immediately cease to be issuable under the Option and shall again become available for issuance under the Plan. If, after termination, the Holder does not exercise his or her Option within the time period specified herein, the Option shall terminate, and the Shares covered by such Option shall again become available for issuance under the Plan.

      (e) Disability of Holder. If a Holder ceases to be a Service Provider as a result of the Holder’s disability, the Holder may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Holder’s termination. If such disability is not a “disability” as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Qualified Stock Option from and after the day which is three (3) months and one (1) day following such termination. If, on the date of termination, the Holder is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately cease to be issuable under the Option and shall again become available for issuance under the Plan. If, after termination, the Holder does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall again become available for issuance under the Plan.

      (f) Death of Holder. If a Holder dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement, by the Holder’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Holder’s termination. If, at the time of death, the Holder is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately cease to be issuable under the Option and shall again become available for issuance under the Plan. The Option may be exercised by the executor or administrator of the Holder’s estate or, if none, by the person(s) entitled to exercise the Option under the Holder’s will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall again become available for issuance under the Plan.

      (g) Regulatory Extension. A Holder’s Option Agreement may provide that if the exercise of the Option following the termination of the Holder’s status as a Service Provider (other than upon the Holder’s death or Disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in Section 8 or (ii) the expiration of a period of three (3) months after the termination of the Holder’s status as a Service Provider during which the exercise of the Option would not be in violation of such registration requirements.

      (h) Early Exercisability. The Administrator may provide in the terms of a Holder’s Option Agreement that the Holder may, at any time before the Holder’s status as a Service Provider terminates, exercise the Option in whole or in part prior to the full vesting of the Option; provided, however, that Shares acquired upon exercise of an Option which has not fully vested may be subject to any forfeiture, transfer or other restrictions as the Administrator may determine in its sole discretion.

      (i) Buyout Provisions. Subject to the provisions of Section 17(d), the Administrator may at any time offer to buyout for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Holder at the time that such offer is made.

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      11. Non-Transferability of Options and Stock Purchase Rights. Options and Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Holder, only by the Holder.

      12. Granting of Awards to Independent Directors. During the term of the Plan, (i) a person who is initially elected to the Board as an Independent Director automatically shall be granted on the date of such initial election (A) an Option to purchase twenty thousand (20,000) shares of Common Stock (subject to adjustment as provided in Section 15) (“Initial Option”) and (B) sixty-six hundred and seventy (6,670) shares of Restricted Stock (subject to adjustment as provided in Section 15) (“Initial Restricted Stock Grant”), and (ii) each person who is an Independent Director immediately following an annual meeting of stockholders (provided that, on such date, he or she shall have served on the Board for at least six (6) months prior to the date of such annual meeting) automatically shall be granted on the date of such annual meeting (A) an Option to purchase five thousand (5,000) shares of Common Stock (subject to adjustment as provided in Section 15) (“Subsequent Option”) and (B) one thousand six hundred seventy (1,670) shares of Restricted Stock (subject to adjustment as provided in Section 15) (“Subsequent Restricted Stock Grant”). Members of the Board who are employees of the Company who subsequently retire from the Company and remain on the Board will not receive an Initial Option grant or Initial Restricted Stock Grant pursuant to clause (i) of the preceding sentence, but to the extent that they are otherwise eligible, will receive, after retirement from employment with the Company, Subsequent Options and Subsequent Restricted Stock Grants as described in clause (ii) of the preceding sentence (with the date of retirement being deemed to be his or her date of initial election to the Board). All the foregoing Option and Restricted Stock grants authorized by this Section 12 are subject to stockholder approval of the Plan.

      13. Terms of Awards Granted to Independent Directors.

      (a) Options. The per Share price of each Option granted to an Independent Director shall equal one-hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date the Option is granted. Initial Options (as defined in Section 12) granted to Independent Directors shall vest and become exercisable as follows: twenty-five percent (25%) of the shares subject to each Initial Option shall vest on the one year anniversary of the date of the Initial Option grant and one forty-eighth ( 1/48th) of the shares subject to each Initial Option (rounded down to the next whole number of shares) shall vest on the first day of each full month thereafter, such that each Initial Option shall be one-hundred percent (100%) vested on the on the first day of the forty-eighth (48th) month following its date of grant. Subsequent Options (as defined in Section 12) granted to Independent Directors shall vest and become exercisable as follows: one twelfth ( 1/12th) of the shares subject to each Subsequent Option (rounded down to the next whole number of shares) shall vest on each monthly anniversary of the date of the Subsequent Option grant, such that each Subsequent Option shall be one-hundred percent (100%) vested on the one year anniversary of its date of grant. Subject to Section 10, the term of each Option granted to an Independent Director shall be ten (10) years from the date the Option is granted. No portion of an Option which is unexercisable at the time of an Independent Director’s termination of membership on the Board shall thereafter become exercisable.

      (b) Restricted Stock. The Initial Restricted Stock Grant and Subsequent Restricted Stock Grant shall be pursuant to the terms of a restricted stock agreement, which shall grant the Company the right to repurchase Shares issued pursuant to the Initial Restricted Stock Grant and Subsequent Restricted Stock Grant upon the termination of the director’s status as a Director for any reason (including death or disability). The purchase price for Shares repurchased by the Company pursuant to such repurchase right shall be at par value of the Shares, and the repurchase right shall lapse as to  1/3 of the Shares subject to the Initial Restricted Stock Grant or Subsequent Restricted Stock Grant, as applicable, on each annual anniversary of the date of grant, until such time as the repurchase right shall lapse on the third anniversary of the date of grant. The Restricted Stock agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. The Director shall have rights equivalent to those of a shareholder and shall be a shareholder when his or

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her Initial Restricted Stock Grant or Subsequent Restricted Stock Grant, as applicable, is entered upon the records of the duly authorized transfer agent of the Company.

      14. Stock Purchase Rights.

      (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with Options granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, if any, and the time within which such person must accept such offer. The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Administrator.

      (b) Repurchase Right. Unless the Administrator determines otherwise, the Restricted Stock purchase agreement shall grant the Company the right to repurchase Shares acquired upon exercise of a Stock Purchase Right upon the termination of the purchaser’s status as a Service Provider for any reason. The purchase price for Shares repurchased by the Company pursuant to such repurchase right, if any, and the rate at which such repurchase right shall lapse shall be determined by the Administrator in its sole discretion, and shall be set forth in the Restricted Stock purchase agreement.

      (c) Other Provisions. The Restricted Stock purchase agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

      (d) Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser shall have rights equivalent to those of a shareholder and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 15 of the Plan.

      15. Adjustments upon Changes in Capitalization, Merger or Asset Sale(a) In the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator’s sole discretion, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Option, Stock Purchase Right or Restricted Stock, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of:

(i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 3 on the maximum number and kind of shares which may be issued and adjustments of the maximum number of Shares that may be purchased by any Holder in any calendar year pursuant to Section 6(c));

(ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options, Stock Purchase Rights or Restricted Stock; and

(iii) the grant or exercise price with respect to any Option or Stock Purchase Right.

      (b) In the event of any transaction or event described in Section 15(a), the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Option, Stock Purchase Right or Restricted Stock or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder’s request, is hereby authorized to take any one or more

9

of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Option, Stock Purchase Right or Restricted Stock granted or issued under the Plan or to facilitate such transaction or event:

(i) To provide for either the purchase of any such Option, Stock Purchase Right or Restricted Stock for an amount of cash equal to the amount that could have been obtained upon the exercise of such Option or Stock Purchase Right or realization of the Holder’s rights had such Option, Stock Purchase Right or Restricted Stock been currently exercisable or payable or fully vested or the replacement of such Option, Stock Purchase Right or Restricted Stock with other rights or property selected by the Administrator in its sole discretion;

(ii) To provide that such Option or Stock Purchase Right shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Option or Stock Purchase Right;

(iii) To provide that such Option, Stock Purchase Right or Restricted Stock be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iv) To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Options and Stock Purchase Rights, and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Options, Stock Purchase Rights or Restricted Stock or Options, Stock Purchase Rights or Restricted Stock which may be granted in the future; and

(v) To provide that immediately upon the consummation of such event, such Option or Stock Purchase Right shall not be exercisable and shall terminate; provided, that for a specified period of time prior to such event, such Option or Stock Purchase Right shall be exercisable as to all Shares covered thereby, and the restrictions imposed under an Option Agreement or Restricted Stock purchase agreement upon some or all Shares may be terminated and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase, notwithstanding anything to the contrary in the Plan or the provisions of such Option, Stock Purchase Right or Restricted Stock purchase agreement.

      (c) Subject to Section 3, the Administrator may, in its sole discretion, include such further provisions and limitations in any Option, Stock Purchase Right, Restricted Stock agreement or certificate, as it may deem equitable and in the best interests of the Company.

      (d) If the Company undergoes an Acquisition, then any surviving corporation or entity or acquiring corporation or entity, or affiliate of such corporation or entity, may assume any Options, Stock Purchase Rights or Restricted Stock outstanding under the Plan or may substitute similar stock awards (including an award to acquire the same consideration paid to the stockholders in the transaction described in this subsection 15(d)) for those outstanding under the Plan. In the event any surviving corporation or entity or acquiring corporation or entity in an Acquisition, or affiliate of such corporation or entity, does not assume such Options, Stock Purchase Rights or Restricted Stock or does not substitute similar stock awards for those outstanding under the Plan, then with respect to (i) Options, Stock Purchase Rights or Restricted Stock held by participants in the Plan whose status as a Service Provider has not terminated prior to such event, the vesting of such Options, Stock Purchase Rights or Restricted Stock (and, if applicable, the time during which such awards may be exercised) shall be accelerated and made fully exercisable and all restrictions thereon shall lapse at least ten (10) days prior to the closing of the Acquisition (and the Options or Stock Purchase Rights terminated if not exercised prior to the closing of such Acquisition), and (ii) any other Options or Stock Purchase Rights outstanding under the Plan, such Options or Stock Purchase rights shall be terminated if not exercised prior to the closing of the Acquisition.

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Notwithstanding the assumption or substitution of Options granted to Service Providers other than Independent Directors pursuant to the foregoing provisions, any Options or shares of Restricted Stock granted to Independent Directors pursuant to Section 12 which are outstanding immediately prior to the closing of the Acquisition shall not be assumed or substituted for, shall be accelerated and made fully vested and/or exercisable, as applicable, at least ten (10) days prior to the closing of the Acquisition and shall terminate if not exercised prior to the closing of such Acquisition.

      (e) The existence of the Plan, any Option Agreement or Restricted Stock purchase agreement and the Options or Stock Purchase Rights granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

      16. Time of Granting Options and Stock Purchase Rights. The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

      17. Amendment and Termination of the Plan.

      (a) Amendment and Termination. The Board may at any time wholly or partially amend, alter, suspend or terminate the Plan. However, without approval of the Company’s stockholders given within twelve (12) months before or after the action by the Board, no action of the Board may, except as provided in Section 15, increase the limits imposed in Section 3 on the maximum number of Shares which may be issued under the Plan or extend the term of the Plan under Section 7.

      (b) Stockholder Approval. The Board shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

      (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Holder, unless mutually agreed otherwise between the Holder and the Administrator, which agreement must be in writing and signed by the Holder and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Options, Stock Purchase Rights or Restricted Stock granted or awarded under the Plan prior to the date of such termination.

      (d) Repricing Prohibited. Notwithstanding any provision in this Plan to the contrary, absent approval of the stockholders of the Company no Award may be amended to reduce the per Share exercise price of the Shares subject to such Award below the per Share exercise price as of the date the Award is granted. In addition, absent approval of the stockholders of the Company no Award may be granted in exchange for, or in connection with, the cancellation or surrender of an Award having a higher per Share exercise price.

      18. Stockholder Approval. The Plan will be submitted for the approval of the Company’s stockholders within twelve (12) months after the date of the Board’s adoption of the Plan. Options, Stock Purchase Rights or Restricted Stock may be granted or awarded prior to such stockholder approval, provided that Options, Stock Purchase Rights and Restricted Stock not previously authorized under the Plan shall not be exercisable, shall not vest and the restrictions thereon shall not lapse prior to the time when the Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, any Options, Stock Purchase Rights and Restricted Stock previously granted or awarded but not previously authorized under the Plan shall thereupon be canceled and become null and void.

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      19. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

      20. Reservation of Shares. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

      21. Investment Intent. The Company may require a Plan participant, as a condition of exercising or acquiring stock under any Option or Stock Purchase Right, (i) to give written assurances satisfactory to the Company as to the participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option or Stock Purchase Right; and (ii) to give written assurances satisfactory to the Company stating that the participant is acquiring the stock subject to the Option or Stock Purchase Right for the participant’s own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (A) the issuance of the shares upon the exercise or acquisition of stock under the applicable Option or Stock Purchase Right has been registered under a then currently effective registration statement under the Securities Act or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

      22. Governing Law. The validity and enforceability of this Plan shall be governed by and construed in accordance with the laws of the State of Delaware without regard to otherwise governing principles of conflicts of law.

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Exhibit B

CONCEPTUS, INC.

AMENDMENT TO

Amended and Restated 2001 Equity Incentive Plan

2001 Equity Incentive Plan

Adopted by the Board: March 21, 2001
Adopted by Stockholders: May 16, 2001

Amended and Restated Equity Incentive Plan

Adopted by the Board: March 2002
Adopted by Stockholders: May 30, 2002

Second Amended and Restated Equity Incentive Plan

Adopted by the Board: April 2003
Adopted by Stockholders: June 10, 2003

Third Amended and Restated Equity Incentive Plan

Adopted by the Board: April 8, 2004
Approved by Stockholders                     , 2004

      Pursuant to Section 17 of the Amended and Restated 2001 Equity Incentive Plan (the “Plan”) of Conceptus, Inc. (the “Company”), the Company hereby amends the Plan as follows:

1. Section 3 is hereby amended to read in its entirety as follows:

“3. Stock Subject to the Plan. Subject to the provisions of Section 15 of the Plan, the shares of stock subject to Awards shall be Common Stock, initially shares of the Company’s Common Stock, par value $0.003 per share. Subject to the provisions of Section 15 of the Plan, the maximum aggregate number of Shares which may be issued upon exercise of Options or Stock Purchase Rights or issued in the form of Restricted Stock is 2,500,000 Shares. Shares issued pursuant to an Award may be authorized but unissued, or reacquired Common Stock. If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). Shares which are delivered by the Holder or withheld by the Company upon the exercise of an Option or Stock Purchase Rights under the Plan, in payment of the exercise price thereof or tax withholding thereon, may again be optioned, granted or awarded hereunder, subject to the limitations of this Section 3. If Shares of Restricted Stock are repurchased by the Company at their original purchase price, if any, such Shares shall become available for future grant under the Plan. Notwithstanding the provisions of this Section 3, no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an Incentive Stock Option under Section 422 of the Code.”

      I hereby certify that the foregoing Amendment to the Plan was duly adopted by the Board of Directors of the Company effective as of April 8, 2004 and by the stockholders of the Company effective as of June 1, 2004.

Executed on this 1st day of June, 2004.

Michael W. Hall, Secretary

Exhibit C

CONCEPTUS, INC.

SECOND AMENDMENT TO

1995 EMPLOYEE STOCK PURCHASE PLAN

1995 Employee Stock Purchase Plan

Adopted: November 22, 1995
Approved By Stockholders: January 1996

First Amendment to Employee Stock Purchase Plan

Adopted: March 23, 2004

Second Amendment to Employee Stock Purchase Plan

Adopted: March 23, 2004
Approved by Stockholders:                     , 2004

      Effective July 1, 2004, pursuant to Sections 19 and 20 of the 1995 Employee Stock Purchase Plan (the “Plan”) of Conceptus, Inc. (the “Company”), the Company hereby amends the Plan as follows:

1. The first sentence of Section 13(a) is hereby amended to read in its entirety as follows:

“The maximum number of shares of the Company’s Common Stock which shall be made available for sale under the Plan shall be 350,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 19.”

* * * * * * * * *

      I hereby certify that the foregoing Second Amendment to the Plan was duly adopted by the Board of Directors of the Company effective as of March 23, 2004 and by the stockholders of the Company effective as of                     , 2004.

Executed on this      day of                     , 2004.

Michael W. Hall, Secretary

PROXY	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CONCEPTUS, INC. FOR THE ANNUAL MEETING TO BE HELD ON JUNE 1, 2004	PROXY

     The undersigned hereby appoints Mark Sieczkarek and Kathryn Tunstall, or either of them, as lawful agents and proxies, with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of Conceptus, Inc. (the Company) to be held on June 1, 2004, and at any adjournments or postponements thereof, on all matters properly coming before said Annual Meeting, including but not limited to the matters set forth on the reverse side.

     You are encouraged to specify your choices by marking the appropriate boxes on the reverse side, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. Your proxy cannot be voted unless you sign, date and return this card.

     This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR proposals 1, 2, 3, 4 and 5, and will be voted in the discretion of the proxies upon such matters as may properly come before the Annual Meeting.

(Continued and to be signed on the other side)

— FOLD AND DETACH HERE —

Please mark
your votes as     [X]
indicated in
this example.

1.	ELECTION OF DIRECTORS	For	Withhold for all
Instruction: If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list below:
01 Mark M. Sieczkarek
02 Thomas F. Bonadio

2.	Proposal to ratify the appointment of PricewaterhouseCoopers LLP as independent auditors of the Company for the fiscal year ending December 31, 2004.	For	Against	Abstain

3.	Proposal to approve the amendment and restatement of the Amended and Restated 2001 Equity Incentive Plan to reduce the size of the automatic grants of stock options to non-employee directors and to provide for automatic grants of restricted stock to non-employee directors.	For	Against	Abstain

4.	Proposal to approve the amendment of the Amended and Restated 2001 Equity Incentive Plan to increase the number of the shares of Common Stock reserved for issuance thereunder by 500,000 shares.	For	Against	Abstain

5.	Proposal to approve the amendment of the Company’s 1995 Employee Stock Purchase Plan to increase the number of the shares of Common Stock reserved for issuance thereunder by 150,000 shares, effective July 1, 2004.	For	Against	Abstain

I PLAN TO ATTEND THE MEETING		[ ]

Receipt is hereby acknowledged of Notice of Annual Meeting of Stockholders and accompanying Proxy Statement for the Annual Meeting to be held on June 1, 2004.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE.

The undersigned hereby revokes all proxies heretofore given by the signer to vote at said Annual Meeting and any adjournment or postponement thereof.

The Board of Directors recommends a vote FOR Items 1, 2, 3, 4 and 5.

Signature(s)	Dated	, 2004

Note: Please sign exactly as name appears herein. When signing as attorney, executor, administrator, trustee, or guardian, or in any other representative capacity, please give full title as such and sign your own name as well. Joint owners should each sign.

— FOLD AND DETACH HERE —